                                                                   Exhibit 10(b)

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                                LEASE AGREEMENT

                           Dated as of March 31, 2000

                                    between

                           ASSET HOLDINGS III, L.P.,
                an Ohio limited liability company, as the Lessor

                                      and

                               ADESA CORPORATION,
                     an Indiana corporation, as the Lessee,



                                      for

                            THE CHARLOTTE PROPERTY,
                 located in Mecklenburg County, North Carolina;

                            THE FRAMINGHAM PROPERTY
                 located in Middlesex County, Massachusetts; and

                             THE KNOXVILLE PROPERTY,
                       located in Loudon County, Tennessee

                -------------------------------------------------

                             Lease Financing Program
                     For ADESA Corporation and Subsidiaries
                             Auto Auction Facilities

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



                                TABLE OF CONTENTS
                                (Lease Agreement)
                                                                            Page
                                                                            ----

ARTICLE I     DEFINITIONS; INTERPRETATION......................................1

ARTICLE II    LEASE OF PROPERTY................................................2
              SECTION 2.1   Lease of Leased Property...........................2
              SECTION 2.2   [Reserved].........................................2
              SECTION 2.3   Other Leased Property..............................2
              SECTION 2.4   Nature of Transaction..............................2

ARTICLE III   [RESERVED].......................................................2

ARTICLE IV    RENT.............................................................3
              SECTION 4.1   Basic Rent.........................................3
              SECTION 4.2   Supplemental Rent..................................3
              SECTION 4.3   Method of Payment..................................4
              SECTION 4.4   Late Payment.......................................4
              SECTION 4.5   Net Lease; No Setoff, Etc..........................4
              SECTION 4.6   The Lessee to Cooperate with Lessor................5

ARTICLE V     CONDITION AND USE OF PROPERTY....................................6

ARTICLE VI    LIENS; EASEMENTS; PARTIAL CONVEYANCES............................6

ARTICLE VII   MAINTENANCE AND REPAIR; ALTERATIONS, MODIFICATIONS
              AND ADDITIONS....................................................7
              SECTION 7.1   Maintenance and Repair; Compliance With Law........7
              SECTION 7.2   Alterations........................................8
              SECTION 7.3   Title to Alterations...............................9

ARTICLE VIII  USE..............................................................9

ARTICLE IX    INSURANCE........................................................9
              SECTION 9.1   Insurance Coverages................................9
              SECTION 9.2   Liability Insurance...............................10
              SECTION 9.3   Policies..........................................10
              SECTION 9.4   Loss Payee Provisions.............................11
              SECTION 9.5   Other Insurance...................................11
              SECTION 9.6   Loss Deductibles..................................11
              SECTION 9.7   Failure to Maintain Insurance.....................11

ARTICLE X     ASSIGNMENT AND SUBLEASING.......................................12

ARTICLE XI    LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE.......................12
              SECTION 11.1  Event of Loss.....................................12

              SECTION 11.2  Event of Taking...................................13
              SECTION 11.3  Casualty..........................................14
              SECTION 11.4  Condemnation......................................14
              SECTION 11.5  Verification of Restoration and Rebuilding........14
              SECTION 11.6  Application of Payments...........................15
              SECTION 11.7  Prosecution of Awards.............................16
              SECTION 11.8  Application of Certain Payments Not Relating
                            to an Event of Taking.............................16
              SECTION 11.9  Other Dispositions................................16
              SECTION 11.10 No Rent Abatement.................................17

ARTICLE XII   INTEREST CONVEYED TO LESSEE.....................................17

ARTICLE XIII  EVENTS OF DEFAULT...............................................19

ARTICLE XIV   ENFORCEMENT.....................................................20
              SECTION 14.1  Remedies..........................................20
              SECTION 14.2  Remedies Cumulative; No Waiver; Consents..........23

ARTICLE XV    SALE, RETURN OR PURCHASE OF PROPERTY............................23
              SECTION 15.1  Lessee's Option to Purchase.......................23
              SECTION 15.2  Extension; Purchase Obligation....................24
              SECTION 15.3  Acceleration of Purchase Obligation...............25
              SECTION 15.4  Determination of Purchase Price...................25
              SECTION 15.5  Purchase Procedure................................25
              SECTION 15.6  Option to Remarket................................26
              SECTION 15.7  Rejection of Sale.................................29
              SECTION 15.8  Return and Surrender of Leased Property...........30
              SECTION 15.9  Effect of Conveyance to the Lessee................30

ARTICLE XVI   LESSEE'S EQUIPMENT..............................................30

ARTICLE XVII  RIGHT TO PERFORM FOR LESSEE.....................................31

ARTICLE XVIII MISCELLANEOUS...................................................31
              SECTION 18.1  Reports...........................................31
              SECTION 18.2  Binding Effect; Successors and Assigns............31
              SECTION 18.3  Quiet Enjoyment...................................32
              SECTION 18.4  Notices...........................................32
              SECTION 18.5  Severability......................................32
              SECTION 18.6  Amendment; Complete Agreements....................32
              SECTION 18.7  Construction......................................32
              SECTION 18.8  Headings..........................................32
              SECTION 18.9  Counterparts......................................32
              SECTION 18.10 Governing Law.....................................33
              SECTION 18.11 Discharge of Lessee's Obligations
                            by its Affiliates.................................33
              SECTION 18.12 Liability of Lessor Limited.......................33

              SECTION 18.13 Estoppel Certificates.............................34
              SECTION 18.14 No Joint Venture..................................34
              SECTION 18.15 No Accord and Satisfaction........................34
              SECTION 18.16 No Merger.........................................34
              SECTION 18.17 Survival..........................................34
              SECTION 18.18 Original Lease; Chattel Paper.....................35
              SECTION 18.19 Time of Essence...................................35
              SECTION 18.20 Recordation of Memorandum of Lease................35

              APPENDIX I    Definitions and Interpretation
              APPENDIX II   Description of Leased Property
              APPENDIX III  Schedule of Basic Rent

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (this "LEASE"), dated as of March 31, 2000, is between ASSET HOLDINGS III, L.P., a limited partnership organized under the laws of the State of Ohio, as the Lessor, and ADESA CORPORATION, a corporation organized under the laws of the State of Indiana, as the Lessee.


                              PRELIMINARY STATEMENT

         The Lessor holds fee simple title to the Land as described, respectively, on Schedules 1, 2 and 3 of APPENDIX II hereto, together with the Improvements located thereon (together, the "LEASED PROPERTY"), and, pursuant to the Participation Agreement and the other Operative Documents, and at the request of the Lessee, (i) the Lessor has agreed to refinance certain indebtedness encumbering the Properties, (ii) the Lessor has agreed to lease and demise the Leased Property to the Lessee under this Lease, and the Lessee has agreed to rent and hire the Leased Property from the Lessor hereunder, (iii) the Lessor has reserved and provided for, and the Lessee has agreed to pay, Basic Rent under this Lease in an aggregate amount sufficient to pay the debt service incurred in connection with the refinancing of such indebtedness, (iv) in order to refinance the indebtedness encumbering the Properties and pay all related Leased Property Costs, (a) the Lessor has made arrangements to borrow funds from the Issuer under a loan in the amount of $28,373,000 (raised through the issuance and sale of the Issuer's Series 2000A Floating Rate Notes (the "NOTES") in the aggregate principal amount of $28,373,000) and (b) the Lessor has reorganized and recapitalized its partnership interests and has incurred, both previously and currently, Property Costs in the aggregate sum of $877,515.46 (the "CONTRIBUTION") for which it has not been reimbursed or repaid, and (v) pursuant to the Reimbursement Agreement, the Credit Bank has agreed to issue the Letter of Credit to the Note Trustee to provide for the payment of required debt service under, and the remarketing of, the Notes, and the Lessor has agreed to pay all fees required for the maintenance of the Letter of Credit and to reimburse the Issuer for all Drawings under the Letter of Credit and all Letter of Credit Liabilities incurred in connection therewith.

         NOW, THEREFORE, in consideration of the mutual agreements contained in this Lease and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                           DEFINITIONS; INTERPRETATION

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in APPENDIX I hereto for all purposes hereof and the rules of interpretation set forth in APPENDIX I hereto shall apply to this Lease.

                                   ARTICLE II
                                LEASE OF PROPERTY

                  SECTION 2.1 LEASE OF LEASED PROPERTY. Subject to the terms, conditions and provisions of this Lease and the other Operative Documents, the Lessor hereby demises and leases the Lessor's interest in the Leased Property to the Lessee and the Lessee does hereby rent and lease the Lessor's interest in the Leased Property from the Lessor, for and during the Lease Term.

                  SECTION 2.2  [RESERVED].

                  SECTION 2.3 OTHER LEASED PROPERTY. The Lessee may from time to time own or hold under lease from Persons other than the Lessor furniture, trade fixtures and equipment located on or about the Leased Property that is not subject to this Lease.

                  SECTION 2.4 NATURE OF TRANSACTION. It is the intent of the parties hereto that: (a) for financial accounting purposes this Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended; (b) for purposes of commercial, real estate, bankruptcy and federal, state and local income tax law, the transaction contemplated by this Lease is a financing arrangement and shall be treated as the repayment and security provisions of a loan by the Lessor to the Lessee, and that all payments of Basic Rent during the Lease Term shall be treated as payments of interest and principal, as the case may be, in respect of such loan;
(c) if a bankruptcy court or other court of competent jurisdiction shall at any time determine that the transactions represented by this Lease and the other Operative Documents do not constitute a true leasing transaction, then in any such event, this Lease shall be treated as a deed of trust and security agreement, a mortgage and security agreement or other similar instrument granting a lien and security interest, with a power of sale from the Lessee, as mortgagor or grantor, to the Lessor as mortgagee or grantee, encumbering the Leased Property, to secure the Lessee's performance under and payment of all amounts at any time due or payable under this Lease and the other Operative Documents, and the payment by the Lessee of Basic Rent shall be treated as payments of interest and the payment by the Lessee of any amounts in respect of the Lease Balance shall be treated as repayments of principal (all such payments being obligatory and to the fullest extent permitted by law, shall have priority over any and all mechanics' liens and other liens and encumbrances arising after each Memorandum of Lease is recorded; PROVIDED, HOWEVER, that the maximum amount of unpaid indebtedness secured hereby, exclusive of interest and the Distributions, which may be outstanding at any time shall be $29,250,515 and (d) the Mortgages and the Assignment of Lease and Rents shall and hereby do create a lien and security interest in the Collateral (as defined in each Mortgage) and this Lease, subject to the Excluded Rights and to exceptions, if any, set forth in each such Mortgage.

                                   ARTICLE III
                                   [RESERVED]

                                   ARTICLE IV
                                      RENT

         SECTION 4.1

                  (a) BASIC RENT. Basic Rent shall consist of Facility Rent and Credit Rent payable by the Lessee on each Rent Payment Date (except the Lease Termination Date) in the respective installments set forth in PARAGRAPHS (b) and
(c) of this SECTION 4.1. The Lessee shall pay the installment of Basic Rent due and payable on the Lease Termination Date in the amount specified in PARAGRAPH
(ii) of APPENDIX III hereto.

                  (b) FACILITY RENT. The Lessee shall pay Facility Rent in installments on each Rent Payment Date in the respective amounts set forth in APPENDIX III hereto. The first Rent Payment Date shall be the last Business Day of the calendar month in which the Closing Date occurs, and each subsequent Rent Payment Date shall be the last Business Day of each successive month during the Lease Term, PROVIDED THAT the Lease Termination Date shall be a Rent Payment Date regardless of whether it falls on the last Business Day of a month.

                  (c) CREDIT RENT. The Lessee shall pay Credit Rent in installments on each Rent Payment Date in an amount equal to the sum of the following amounts (but without duplication): (i) all Principal, Interest and Program Expense Drawings to be made on the immediately following Interest Payment Date, (ii) all Principal, Interest and Program Expense Drawings which have not been reimbursed pursuant to the Reimbursement Agreement, (iii) all accrued and unpaid interest with respect to Drawings, including Remarketing Drawings, then due and payable, or to become due and payable on the immediately following Interest Payment Date under the Reimbursement Agreement, (iv) all Letter of Credit Fees and other Program Expenses then due and payable, and to become due and payable on the immediately following Interest Payment Date under the Reimbursement Agreement, (v) any other amounts then due and payable, and to become due and payable on the immediately following Interest Payment Date, by the Lessor under SECTION 2.03 of the Reimbursement Agreement, (vi) all other Letter of Credit Liabilities then due and payable, and to become due and payable on the immediately following Interest Payment Date under the Reimbursement Agreement and (vii) all amounts then due and payable, and to become due and payable on the immediately following Interest Payment Date under the Borrower Promissory Note (exclusive of the amount to be paid thereunder through Principal and Interest Drawings under the Letter of Credit on the immediately following Interest Payment Date).

         SECTION 4.2 SUPPLEMENTAL RENT. The Lessee shall pay to the Lessor, or to whomever shall be entitled thereto as expressly provided herein or in any other Operative Document or in the Facilitation Agreement dated the date hereof between the Lessee, the Lessor and Cornerstone Capital Corporation (the "Facilitation Agreement"), any and all Supplemental Rent promptly as the same shall become due and payable. In particular, the Lessee agrees to pay to the Lessor or its designee as Supplemental Rent (i) on the Closing Date and on April 1st of each succeeding year during the Lease Term, the annual Facilitation Fee,
(ii) amounts necessary to reimburse the Lessor for reasonable legal fees and expenses in connection with the transactions contemplated by the Operative Documents; (iii) such other fees, expenses and amounts as shall become payable by the

Lessor from time to time under the Operative Documents, including, without limitation, the fees and expenses of the Rating Services with respect to the Notes, the fees and expenses of the Lessor; the fees and expenses of the Issuer payable from time to time under the Participation Agreement, the fees and expenses of the Note Trustee with respect to its services related to the Notes under the Note Indenture and the fees and expenses of the Placement Agent and the Remarketing Agent, payable from time to time, respectively, under the Placement Agreement and the Remarketing Agreement; and (iv) such other amounts as the Lessor and the Lessee shall from time to time mutually agree upon. In the event of any failure on the part of the Lessee to pay any Supplemental Rent, which failure constitutes an Event of Default, the Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. All Supplemental Rent to be paid pursuant to this Section shall be payable in the type of funds and in the manner set forth in SECTION 4.3 hereof. Without limitation of the foregoing in any respect, Lessee's indemnification obligations set forth in SECTION 7 of the Participation Agreement, including, without limitation, Lessee's obligation to pay and indemnify the Lessor and each Tax Indemnitee against all Taxes with respect to the Leased Property, shall constitute and be payable as Supplemental Rent hereunder.

         SECTION 4.3 METHOD OF PAYMENT. All Basic Rent shall be paid by the Lessee directly to the Credit Bank, which shall in turn apply such amounts (i) to reimburse amounts due under the Reimbursement Agreement for Drawings previously made, or to be made on the next Business Day, under the Letter of Credit, and (ii) on behalf of the Lessor in respect of Distributions then due, to the extent of such payment of Basic Rent. All Supplemental Rent (including amounts due under ARTICLE XV hereof) payable to the Lessor (excluding amounts payable with respect to the Excluded Rights, which shall be payable to the Lessor or such other recipient as appropriate) shall be payable by the Lessee directly to the Credit Bank, which shall, so long as no Loan Event of Default shall have occurred and remain outstanding, pay such amounts to the order of the Lessor. All Supplemental Rent payable to Persons other than the Lessor shall be paid to such Person as may be entitled thereto or, in each case, to such Person as the Lessor (or such other Person) shall specify in writing to the Lessee, and at such place as the Lessor (or such other Person) shall specify in writing to the Lessee, which specifications by the Lessor shall be given by the Lessor at least ten Business Days prior to the due date therefor. Each payment of Rent (including all payments under ARTICLE XV hereof) shall be made by the Lessee prior to 10:00 a.m. Columbus, Ohio time on the date due, at the place of payment in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day.

         SECTION 4.4 LATE PAYMENT. If any Rent (other than Supplemental Rent payable by reason of this SECTION 4.4) shall not be paid when due, the Lessee shall pay to the Lessor, as Supplemental Rent, interest (to the maximum extent permitted by law) on such overdue amount from and including the due date thereof to but excluding the Business Day of payment thereof at the Overdue Rate.

         SECTION 4.5 NET LEASE; NO SETOFF, ETC. This Lease is a net lease and, notwithstanding any other provision of this Lease, the Lessee shall pay all Basic Rent and Supplemental Rent, and all costs, charges, taxes, assessments and other expenses (foreseen or unforeseen) for which the

Lessee or any Indemnitee is or shall become liable by reason of the Lessee's or such Indemnitee's estate, right, title or interest in the Leased Property, or that are connected with or arise out of the acquisition, installation, possession, use, occupancy, maintenance, ownership, leasing, repairs and rebuilding of, or addition to, the Leased Property or any portion thereof, including, without limitation, the acquisition of the Improvements and any other amounts payable hereunder shall be paid, without counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the Lessee's obligation to pay all such amounts throughout the Lease Term is absolute and unconditional. The obligations and liabilities of the Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including without limitation (i) any defect in the condition, merchantability, design, quality or fitness for use of the Leased Property or any part thereof, or the failure of the Leased Property to comply with all Applicable Law, including any inability to occupy or use the Leased Property by reason of such non-compliance, (ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of the Leased Property or any part thereof, (iii) any restriction, prevention or curtailment of or interference with any use of the Leased Property or any part thereof including eviction, (iv) any defect in title to or rights to the Leased Property or any Lien on such title to or rights to the Leased Property, (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of any Person requested or consented to by the Lessee, (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor, the Issuer, the Credit Bank or any other Person, or any action taken with respect to this Lease by any trustee or receiver of the Lessee, the Lessor, the Issuer or any other Person, or by any court, in any such proceeding, (vii) any failure on the part of the Lessor to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement where such failure was caused by the Lessee's failure to perform its obligations under the Operative Documents, (viii) any disaffirmance of this Lease or any provision hereof or any of the other Operative Documents or any provision of any thereof by the Lessee, (ix) any action by any court, administrative agency or other Governmental Authority, (x) any restriction, prevention or curtailment of or interference with any use of the Leased Property or any part thereof or (xi) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not the Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in ARTICLES XI and XV hereof, this Lease shall be noncancellable by the Lessee for any reason whatsoever and the Lessee, to the extent permitted by Applicable Law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by the Lessee hereunder. The Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Leased Property and the Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of the Lessee or any subtenant of the Lessee on any account or for any reason whatsoever other than by reason of the Lessor's willful misconduct or breach of any of its express obligations under any Operative Document.

         SECTION 4.6 LESSEE TO COOPERATE WITH LESSOR. The Lessee hereby agrees to use its best efforts to supply the Lessor with all such information necessary in order for the Lessor to maintain its books and accounts and prepare all required federal, state and local tax returns.

                                    ARTICLE V

                          CONDITION AND USE OF PROPERTY

         During the Lease Term, the Lessor's interest in the Leased Property is demised and let by the Lessor "AS IS" subject to (i) the rights of any parties in possession thereof, (ii) the state of the title thereto existing at the time the Lessor acquired its interest in the Leased Property, (iii) any state of facts which an accurate survey or physical inspection might show, (iv) all Applicable Law and (v) any violations of Applicable Law which may exist upon or subsequent to the commencement of the Lease Term. THE LESSEE ACKNOWLEDGES THAT, ALTHOUGH THE LESSOR WILL OWN AND HOLD TITLE TO THE LEASED PROPERTY, THE LESSEE IS SOLELY RESPONSIBLE FOR THE CONDITION AND USE OF THE IMPROVEMENTS AND ANY ALTERATIONS. NEITHER THE LESSOR NOR ANY OTHER PARTY TO THE PARTICIPATION AGREEMENT HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR
WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE VALUE, MERCHANTABILITY, TITLE, HABITABILITY, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE LEASED PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY (OR ANY PART THEREOF), ALL SUCH WARRANTIES BEING HEREBY DISCLAIMED, AND NEITHER THE LESSOR NOR ANY PARTY TO THE PARTICIPATION AGREEMENT SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE LEASED PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAW except that the Lessor hereby represents and warrants that the Leased Property is and shall at all times remain free of Lessor Liens. As between the Lessor and the Lessee, the Lessee has been afforded full opportunity to inspect the Leased Property, is satisfied with the results of its inspections of the Leased Property and is entering into this Lease solely on the basis of the results of its own inspections and all risks incident to the matters discussed in the two preceding sentences, as between the Lessor, the Issuer or the Credit Bank, on the one hand, and the Lessee, on the other, are to be borne by the Lessee. The provisions of this ARTICLE V have been negotiated and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by the Lessor, the Issuer, or the Credit Bank, express or implied, with respect to the Leased Property that may arise pursuant to any law now or hereafter in effect or otherwise.

                                   ARTICLE VI
                      LIENS; EASEMENTS; PARTIAL CONVEYANCES

         Commencing on the Closing Date and thereafter, neither the Lessee nor the Lessor shall directly or indirectly create, incur or assume, any Lien on or with respect to the Leased Property, title thereto, or any interest therein including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Leased Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by the Lessee or Alterations constructed by the Lessee, except in all cases Permitted Liens.

         Notwithstanding the foregoing paragraph, at the request of the Lessee, the Lessor shall, from time to time during the Lease Term and upon reasonable advance written notice from the Lessee and receipt of the materials specified in the next succeeding sentence, consent to and join in any (i) grant of easements, licenses, rights of way and other rights in the nature of easements, including, without limitation, utility easements to facilitate the Lessee's use, development and construction of the Leased Property, (ii) release or termination of easements, licenses, rights of way or other rights in the nature of easements which are for the benefit of the or any portion thereof, (iii) dedication or transfer of portions of the Parcel, not improved with a building, for road, highway or other public purposes, (iv) execution of agreements for ingress and egress and amendments to any covenants and restrictions affecting the Leased Property or any portion thereof and (v) request to any Governmental Authority for platting or subdivision or replatting or resubdivision approval with respect to the Parcel or any portion thereof or any parcel of Parcel of which the parcel of land of which the Parcel or any portion thereof forms a part or a request for any variance from zoning or other governmental requirements. The Lessor's obligations pursuant to the preceding sentence shall be subject to the requirements that:

                  (i) any such action shall be at the sole cost and expense of the Lessee and the Lessee shall pay all reasonable and documented out-of-pocket costs of the Lessor in connection therewith (including, without limitation, the reasonable and documented fees of attorneys, architects, engineers, planners, appraisers and other professionals reasonably retained by the Lessor in connection with any such action);

                  (ii) The Lessee shall have delivered to the Lessor an Officer's Certificate stating that (1) such action will not cause the Leased Property or any portion thereof to fail to comply in any material respect with the provisions of this Lease or any other Operative Document or in any material respect with Applicable Law and (2) such action will not materially reduce the Fair Market Sales Value, utility or useful life of the Leased Property nor the Lessor's interest therein; and

                  (iii) in the case of any release or conveyance, if the Lessor so requests and to the extent available without undue expense, the Lessee will cause to be issued and delivered to the Credit Bank by the Title Insurance Company an endorsement to the Title Policy pursuant to which the Title Insurance Company agrees that its liability for the payment of any loss or damage under the terms and provisions of the Title Policy will not be affected by reason of the fact that a portion of the real property referred to in Schedule A of the Title Policy has been released or conveyed by the Lessor.

                                   ARTICLE VII
                             MAINTENANCE AND REPAIR;
                    ALTERATIONS, MODIFICATIONS AND ADDITIONS

         SECTION 7.1 MAINTENANCE AND REPAIR; COMPLIANCE WITH LAW. The Lessee, at its own expense, shall at all times during the Lease Term (i) maintain the Leased Property in good repair and condition (subject to ordinary wear and tear), in accordance with prudent industry standards and, in any event, in no less a manner as other similar facilities owned or leased by the Lessee (ii) make all Alterations in accordance with, and maintain (whether or not such maintenance requires structural modifications or Alterations) and operate and otherwise keep the Leased Property in compliance with, all Applicable Laws and (iii) make all material repairs, replacements and renewals of the Leased Property or any part thereof which may be required to keep the Leased Property in the condition required by the preceding CLAUSES (i) and (ii). The Lessee shall perform the foregoing maintenance obligations regardless of whether the Leased Property is occupied or unoccupied. The Lessee waives any right that it may now have or hereafter acquire to (i) require the Lessor to maintain, repair, replace, alter, remove or rebuild all or any part of the Leased Property or (ii) make repairs at the expense of the Lessor pursuant to any Applicable Law or other agreements or otherwise. The Lessor shall not be liable to the Lessee or to any contractors, subcontractors, laborers, materialmen, suppliers or vendors for services performed or material provided on or in connection with the Leased Property or any part thereof. The Lessor shall not be required to maintain, alter, repair, rebuild or replace the Leased Property in any way.

         SECTION 7.2 ALTERATIONS. The Lessee shall have the right, at any time and from time to time, to make such Alterations, structural or otherwise, to the Leased Property as the Lessee shall deem necessary or desirable, subject to the following conditions:

                  (a) No Alterations shall be undertaken until the Lessee shall have procured and paid for, so far as the same may be required from time to time, all required municipal and other governmental permits and authorizations of the various municipal departments and governmental subdivisions having jurisdiction, and the Lessor, at the Lessee's expense, shall join in the application for such permits or authorizations whenever such action is necessary;

                  (b) Any structural Alterations, or any Alterations undertaken as a single project and involving an estimated cost aggregating more than $2,000,000, shall, if requested by the Credit Bank, be conducted under the supervision of an architect or engineer licensed as such in the State, selected by the Lessee and reasonably acceptable to the
         Credit Bank, and no such work shall be undertaken until preliminary plans and outline specifications and budget estimates therefor, prepared and approved in writing by such architect or engineer, stating that the same comply with the provisions of this ARTICLE VII, shall have been submitted to and approved by the Lessor and the Credit Bank;

                  (c) All Alterations will comply in all respects with the provisions of the Operative Documents and shall be of such a character that, when completed, the Fair Market Sales Value of the Improvements shall be not less than the Fair Market Sales Value of the Improvements immediately before any such Alterations.

                  (d) All work done in connection with any Alterations shall be done in a good and workmanlike manner and in compliance with applicable building and zoning laws and with all other Applicable Law; the cost of any such Alterations shall be paid in cash or its equivalent, so that the Leased Property shall at all times be free of Liens for labor and materials supplied or claimed to have been supplied (other than inchoate liens or liens bonded off in accordance with Applicable Law and with the Credit Bank's consent); and the work of any Alterations shall be prosecuted with reasonable dispatch, unavoidable delays excepted;

                  (e) Worker's compensation insurance covering all persons employed in connection therewith and with respect to whom death or bodily injury claims could be asserted against the Lessor, the Issuer, the Credit Bank or the Lessee or the Leased Property and general liability and property damage insurance (which may be effected by endorsement, if obtainable, on the insurance required to be carried pursuant to SECTION 9.2 hereof) for the mutual benefit of the Lessor, the Issuer, the Credit Bank or the Lessee with limits of not less than those required to be carried pursuant to said SECTION 9.2 shall be maintained by the Lessee at all times when any work is in process in connection with any Alterations.

         SECTION 7.3 TITLE TO ALTERATIONS. Title to all Alterations shall without further act vest in the Lessor (subject to the Lessee's right to remove trade fixtures, personal property and equipment which were not acquired with funds advanced by the Lessor, the Issuer or the Credit Bank) and shall be deemed to constitute a part of the Leased Property and be subject to this Lease.

                                  ARTICLE VIII
                                       USE

         The Lessee shall use the Leased Property or any part thereof only for the purpose of a automobile auction facility, or such other uses that may be available under the zoning applicable to the Land from time to time during the Lease Term.

                                   ARTICLE IX
                                    INSURANCE

         SECTION 9.1 INSURANCE COVERAGES. At all times (except as otherwise indicated) the Lessee, at its sole cost and expense, shall keep the Leased Property insured for the mutual benefit of the Credit Bank, the Lessor and the Lessee against:

         (a) loss or damage by fire, and such other risks as may be included in the so-called "All Risk" form of insurance providing coverage against all risks of physical loss, in an amount satisfactory to the Credit Bank, but in any event not less than the then Full Replacement Cost of the Leased Property;

         (b) loss or damage from leakage of sprinkler systems now or hereafter installed in the Leased Property, in such amount as the Credit Bank may reasonably require;

         (c) to the extent not covered by the Lessee's business interruption insurance, loss of rental from the Leased Property, under a rental value insurance policy covering risk of loss due to any of the hazards described in CLAUSES (a) and (b) of this SECTION 9.1 in an amount not less than the aggregate requirements for the period of 12 months following the occurrence of the insured casualty for Basic Rent and Supplemental Rent;

         (d) loss or damage by explosion of high pressure steam boilers, air conditioning equipment, pressure vessels, motors or similar apparatus, now or hereafter installed in the Leased

Property in such limits with respect to any one accident as may reasonably be required by the Credit Bank from time to time, but not less than $100,000;

         (e) flood hazard coverage, if available under any applicable federal flood insurance program, in an amount reasonably satisfactory to the Credit Bank (but only if the Leased Property is located in a special flood hazard area);

         (f) at any time during which any part of the Leased Property or any Alteration are under construction, and as to any part of the Leased Property or any Alteration under construction, builder's risk coverage under a so-called "all risk" non-reporting completed value form of policy; and

         (g) such other hazards and in such amounts as the Credit Bank may reasonably require provided that such insurance is then customarily maintained with respect to similar properties in the State.

         The term "Full Replacement Cost" shall mean the actual replacement cost of the Leased Property (excluding foundation and excavation costs) without physical depreciation. Full Replacement Cost shall be determined at the request of the Credit Bank by an architect, appraiser, appraisal company or one of the insurers, selected and paid by the Lessee and reasonably acceptable to the Credit Bank, but such determination shall not be required to be made more frequently than once every 24 months.

         SECTION 9.2 LIABILITY INSURANCE. The Lessee shall also maintain insurance for the mutual benefit of the Lessor, the Credit Bank, each other Indemnitee, and the Lessee against claims for bodily injury or property damage with respect to the Leased Property, under a policy of general public liability insurance, with such limits as may reasonably be required by the Lessor or the Credit Bank from time to time, but not less than $1,000,000 combined single limit, with excess umbrella liability coverage of not less than $5,000,000.

         SECTION 9.3 POLICIES. All insurance provided for under this Lease shall be effected under valid enforceable policies issued by insurers of recognized responsibility and acceptable to the Lessor and the Credit Bank. Upon the execution of this Lease, the Lessee shall deliver to the Credit Bank and the Lessor original certificates of such insurance and copies of such policies in form reasonably satisfactory to the Credit Bank. At least 10 days prior to the expiration date of any policy, a copy of the renewal policy for such insurance shall be delivered by the Lessee to the Lessor and the Credit Bank, and certificates thereof in form reasonably satisfactory to the Credit Bank shall be delivered as aforesaid, together with satisfactory evidence of payment of the premium thereon. All policies referred to in SECTION 9.1 hereof shall contain agreements by the insurers that (i) any loss shall be payable to the Lessor and the Credit Bank, notwithstanding any act or negligence of the Lessee which might otherwise result in forfeiture of said insurance, (ii) such policies shall not be canceled except upon 30 days' prior written notice to each named insured and loss payee, (iii) the coverage afforded thereby shall not be affected by the performance of any work in or about the Leased Property and (iv) waiving all rights of subrogation against the Lessor, the Credit Bank, the Lessee and their respective officers, employees, directors, incorporators, shareholders and agents.

         SECTION 9.4 LOSS PAYEE PROVISIONS. The rental value policy referred to in SECTION 9.1 (c) hereof shall name the Credit Bank as the loss-payee thereunder. Upon the receipt of same, the Credit Bank shall apply the proceeds of such rental value insurance paid to it first to the payment of Basic Rent and then to the payment of taxes, insurance premiums and other items of Supplemental Rent becoming due during the rebuilding and restoration of the Leased Property, and any balance of such proceeds after the completion of such rebuilding and restoration shall be paid to the Lessee. Except as provided above in this
SECTION 9.4, all policies of insurance required herein shall name the Credit Bank, the Lessor, and the Lessee as the insureds as their respective interests may appear. Subject to the provisions and limitations of this SECTION 9.4, all policies referred to in SECTION 9.1 hereof shall also provide for any loss to be payable to the Credit Bank as its interest may appear, pursuant to a standard mortgagee clause or endorsement. The loss, if any, under the policies referred to in SECTION 9.1 hereof shall be adjusted with the insurance companies by the Lessee except that no loss exceeding $1,000,000 shall be adjusted without the prior written approval of the Credit Bank, which approval shall not be unreasonably conditioned, withheld or delayed, except that so long as an Event of Default is outstanding, all such losses shall be adjusted exclusively by the Credit Bank. The loss, if any, under all policies referred to in SECTION 9.1 hereof shall be payable to the Credit Bank, which shall make the proceeds thereof available to the Lessee in the circumstances provided by the provisions of SECTION 11.6 hereof. All such policies shall expressly provide that loss thereunder shall be adjusted and paid as provided in this SECTION 9.4. Any loss paid to the Lessee under any insurance policy referred to in SECTION 9.1 hereof shall be held by the Lessee in trust for application to the cost of restoring, repairing, replacing or rebuilding the Leased Property. Any loss paid to the Credit Bank shall be held in trust by it and disbursed by it in accordance with the provisions of SECTION 11.6 hereof.

         SECTION 9.5 OTHER INSURANCE. Nothing in this ARTICLE IX shall prevent the Lessee from taking out insurance of the kind and in the amounts provided for under SECTION 9.1 and 9.2 hereof under a blanket insurance policy or policies which can cover other properties owned or operated by the Lessee as well as the Leased Property; PROVIDED, HOWEVER, that any such policy of insurance provided for under SECTION 9.1 hereof shall (a) specify therein, or the Lessee shall furnish the Lessor and the Credit Bank with a written statement from the insurers under such policies specifying, the amount of the total insurance allocated to the Leased Property, which amount shall be not less than the amount required by said SECTION 9.1 to be carried, and (b) not contain any clause which would result in the insured thereunder being required to carry insurance with respect to the property covered thereby in an amount equal to a minimum specific percentage of the value of such property in order to prevent the insured therein named from becoming a co-insurer of any loss with the insurer under such policy. The Lessee shall furnish to the Lessor and the Credit Bank, within 30 days after the filing thereof with any insurance rate-making body, copies of the schedule or make-up of all property covered by every such policy of blanket insurance.

         SECTION 9.6 LOSS DEDUCTIBLES. All insurance provided for under this Lease may contain loss deductible clauses in such commercially reasonable maximum amounts as the Credit Bank shall approve from time to time.

         SECTION 9.7 FAILURE TO MAINTAIN INSURANCE. If the Lessee shall fail to maintain any insurance required to be maintained herein or in any other Operative Document, then without limiting the application of the provisions of ARTICLE XIII(c) hereof, the Lessor or the Credit Bank may, but shall not be required to, obtain such insurance on behalf of the Lessee. In the event the Lessor or the Credit Bank shall obtain such insurance, (a) the Lessee shall pay the costs of obtaining such insurance as Supplemental Rent within five (5) Business Days of demand therefor, and (b) the Lessee may provide other insurance conforming to the requirements of this Lease, in which instance any insurance obtained by the Credit Bank or the Lessor shall be cancelled at the Lessee's request. The rights of the Lessor and the Credit Bank under this SECTION 9.7 shall be in addition to, and not in place of, any other rights such parties may have under this Lease and the other Operative Documents.

                                    ARTICLE X
                            ASSIGNMENT AND SUBLEASING

         Except as provided in the next following sentence, the Lessee may not assign any of its right, title or interest in, to or under this Lease. The
Lessee may assign or sublease all or any portion of the Leased Property; PROVIDED, HOWEVER, that (i) all obligations of the Lessee (or, in the case of a merger, consolidation or sale of all or substantially all of the Lessee's assets, the Lessee's successor PROVIDED THAT (A) such successor has a Net Worth at least equal to that of the Lessee as of the end of the most recent fiscal quarter of the Lessee, (B) such successor assumes in writing all of the Lessee's obligations under the Operative Documents without qualification or reservation and (C) immediately after giving effect to such merger, consolidation or sale, no Event of Default exists) shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no assignment or sublease had been made, (ii) any such sublease shall be expressly subject and subordinate to this Lease, the Reimbursement Agreement, the Mortgages and the other Operative Documents except to the extent this Lease remains effective under the Non-Disturbance and Attornment Agreement and (iii) each such sublease shall terminate on or before the Lease Termination Date.

                                   ARTICLE XI
                    LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE

         SECTION 11.1 EVENT OF LOSS.  Any  event  (i)  which  would   otherwise
constitute a Casualty during the Lease Term, (ii) which, in the good-faith judgment of the Lessee, renders repair and restoration of any Leased Property impractical or uneconomical and (iii) as to which the Lessee, within thirty (30) days after the occurrence of such event, delivers to the Lessor and the Issuer an Officer's Certificate notifying the Lessor and the Issuer of such event and of such judgment, shall constitute an "Event of Loss". In the case of any other event which constitutes a Casualty, the Lessee shall restore and rebuild the affected Leased Property pursuant to SECTION 11.3 hereof. If an Event of Loss other than an Event of Taking shall occur, the Lessee shall pay to the Lessor on the next Facility Rent Payment Date following delivery of the Officer's Certificate pursuant to CLAUSE (iii) of the preceding sentence, in addition to all Basic Rent and Supplement Rent otherwise due on such date, an amount equal to the Lease Balance applicable to the Leased Property as of such date. Upon the Lessor's receipt of such Lease Balance on such date, the Lessor shall cause the Lessor's interest in the Leased Property to be conveyed to the Lessee in accordance with and subject to the provisions of SECTION 15.5 ("Purchase Procedure") hereof, PROVIDED, HOWEVER, that (A) such conveyance may be by special warranty deed, but free and clear of Lessor's Liens and the lien of the related Mortgage, (B) the Lessor shall have no obligation to remove title defects other than Lessor Liens and the lien of the related Mortgage affecting such Leased Property and (C) the Lessee's ability to obtain a title insurance policy shall not affect the Lessee's obligation to purchase the Lessor's interest in the affected Leased Property. Upon completion of such purchase, but not prior thereto, the affected Leased Property shall be deemed released from this Lease and all obligations of the Lessee and the Lessor with respect to such Leased Property (including the obligation to make further payments of Basic Rent) shall terminate, except with respect to obligations and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated herein to survive termination of this Lease. Upon the consummation of the purchase of the affected Leased Property pursuant to this SECTION 11.1, any proceeds derived from insurance required to be maintained by the Lessee pursuant to this Lease for Leased Property remaining after payment of such purchase price shall be paid over to, or retained by, the Lessee or as it may direct, and the Lessor shall assign to the Lessee, without warranty, all of the Lessor's rights to and interest in insurance required to be maintained by the Lessee pursuant to this Lease.

         SECTION 11.2 EVENT OF TAKING. Any event (a) which constitutes a taking of title to any Leased Property or (b) (i) which would otherwise constitute a Condemnation, (ii) which, in the good-faith judgment of the Lessee, renders restoration and rebuilding of such Leased Property impossible, impractical or uneconomical and (iii) as to which the Lessee, within thirty (30) days after the occurrence of such event, delivers to the Lessor and the Issuer an Officer's Certificate notifying the Lessor and the Issuer of such event, of such judgment and of the date (or the Lessee's best estimate thereof) on which the Lessee shall be required to relinquish possession of the affected Leased Property (or the affected portion thereof), shall constitute an "Event of Taking". In the case of any other event which constitutes a Condemnation, the Lessee shall restore and rebuild the affected Leased Property pursuant to SECTION 11.4 hereof. If an Event of Taking shall occur, the Lessee shall pay to the Issuer for the account of the Lessor (i) on the next Facility Rent Payment Date following the occurrence of such Event of Taking, in the case of an Event of Taking described in clause (a) of the second preceding sentence or (ii) on the Facility Rent Payment Date next preceding the date on which the Lessee is required to relinquish possession of the Leased Property (or the affected portion thereof), in the case of an Event of Taking described in CLAUSE (b) of the second preceding sentence, in addition to all Basic Rent and Supplemental Rent otherwise due on such date, an amount equal to the Lease Balance applicable to the Leased Property. Upon the Issuer's receipt of such amount on such date, the Lessor shall cause the Lessor's interest in the affected Leased Property to be conveyed to the Lessee in accordance with and subject to the provisions of
SECTION 15.5 ("Purchase Procedure") hereof; PROVIDED, HOWEVER, that (A) such conveyance may be by special warranty deed, but free and clear of Lessor's Liens and the lien of the related Mortgage, (B) such conveyance shall be subject to all rights of the condemning authority, (C) the Lessor shall have no obligation to remove title defects other than Lessor Liens and the lien of the related Mortgage affecting such Leased Property and (D) the Lessee's ability to obtain a title insurance policy shall not affect the Lessee's obligation to purchase the Lessor's interest in the affected Leased Property. Upon completion of such purchase, but not prior thereto, the affected Leased Property shall be deemed released from this Lease and all obligations of the Lessee and the Lessor under this Lease with respect to such Leased Property (including the obligation to make further payments of Basic Rent) shall terminate, except with respect to obligations and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to the date of such purchase, or which are expressly stated herein to survive termination of this Lease. Upon the consummation of the purchase of the affected Leased Property pursuant to this SECTION 11.2, all Awards received by the Lessor, after deducting any reasonable and documented costs incurred by the Lessor in collecting such Awards, received or payable on account of an Event of Taking during the Lease Term shall be paid to the Lessee, and all rights of the Lessor in Awards not then received shall be assigned to the Lessee by the Lessor. If no Event of Default has occurred and is then continuing, the Lessee shall have the right to negotiate with the condemning authority and receive all Awards, subject to the terms of this Lease.

         SECTION 11.3 CASUALTY. If a Casualty shall occur, the Lessee shall rebuild and restore the affected Leased Property, will complete the same prior to the Lease Termination Date (provided that sufficient time to do so exists at the time such Casualty occurs) and will cause the conditions set forth in
SECTION 3.3 of the Participation Agreement to be fulfilled with respect to such restoration and rebuilding prior to the Lease Termination Date; PROVIDED, HOWEVER, that such restoration and rebuilding will be performed, and the Improvements, as applicable, will be restored and rebuilt, in accordance with the Plans and Specifications as in existence on the date on which the certificate of occupancy for the affected Improvements was issued, as such Plans and Specifications may have been modified in respect of Alterations completed prior to the occurrence of such Casualty pursuant to SECTION 7.2 hereof, with such additional modifications to such Plans and Specifications as the Lessor shall consent to in writing, which consent shall not be unreasonably withheld or delayed.

         SECTION 11.4 CONDEMNATION. If a Condemnation shall occur, the Lessee shall rebuild and restore the affected Leased Property to the extent practicable, will complete the same prior to the Lease Termination Date (provided that sufficient time to do so exists at the time such Condemnation occurs), and will cause the conditions set forth in SECTION 3.3 of the Participation Agreement to be fulfilled with respect to such restoration and rebuilding prior to the Lease Termination Date; PROVIDED, HOWEVER, that within sixty (60) days after the Lessee's receipt of any Awards with respect to such Condemnation, the Lessee shall pay to the Issuer, for application to the prepayment of the Borrower Promissory Note (and in turn paid to the Note Trustee for payment of the Notes in accordance with the Note Indenture, (a) the portion, if any, of such Awards which are identified, by the condemner, as being allocable to the Parcel or (b) if no such identification is made by the condemner, the portion, if any, of such Awards which are, in Lessee's good-faith and reasonable judgment, allocable to the Parcel; and provided, further, that such restoration and rebuilding will be performed, and the Improvements, as applicable, will be restored and rebuilt, in accordance with the Plans and Specifications as in existence on the date on which the certificate of occupancy for the affected Improvements, as applicable, was issued, as such Plans and Specifications may have been modified in respect of Alterations completed prior to the occurrence of such Condemnation pursuant to SECTION 7.2 hereof or modified to adjust for a Casualty of the Leased Property pursuant to SECTION
11.3 hereof, with such additional modifications to such Plans and Specifications as the Lessor shall consent to in writing, which consent shall not be unreasonably withheld or delayed.

         SECTION 11.5 VERIFICATION OF RESTORATION AND REBUILDING. The Lessee will promptly notify the Issuer, the Note Trustee and the Lessor of the completion of the restoration or rebuilding of the Improvements, as applicable, after a Casualty or Condemnation. After completion of such restoration and rebuilding and in order to verify the Lessee's compliance with the foregoing SECTIONS 11.3 and 11.4, the Lessor and the Issuer and their authorized representatives may, at their own risk and upon three (3) Business Days' notice to the Lessee, inspect the Leased Property and the completion of the restoration and rebuilding of the Improvements, as applicable. All reasonable and documented out-of-pocket costs of such inspection incurred by the Lessor and the Credit Bank will be paid by the Lessee promptly after written request. No such inspection shall unreasonably interfere with the Lessee's operations or the operations of any other occupant of the Leased Property. None of the inspecting parties shall have any duty to make any such inspection or inquiry and none of the inspecting parties shall incur any liability or obligation by reason of not making any such inspection or inquiry. None of the inspecting parties shall incur any liability or obligation by reason of making any such inspection or inquiry unless and to the extent such inspecting party causes damage to the Leased Property or any property of the Lessee or any other Person during the course of such inspection, whereupon, provided that the Lessee shall not have been negligent or acted intentionally or with gross recklessness, such inspecting party shall be liable for any such damage or injury, as may be applicable, shall indemnify and hold the Lessee harmless from and against all claims, losses and liability as to such damage or injury.

         SECTION 11.6 APPLICATION OF PAYMENTS. (a) All proceeds (except for payments under insurance policies maintained other than pursuant to ARTICLE IX of this Lease) received at any time by the Lessor, the Lessee or the Issuer from any Governmental Authority or other Person with respect to any Condemnation or Casualty to the Leased Property or any part thereof or with respect to an Event of Loss or an Event of Taking, plus the amount of any payment that would have been due from an insurer but for Lessee's self-insurance or deductibles ("LOSS PROCEEDS"), shall (except to the extent SECTION 11.9 hereof applies) be applied as follows:

                  (i) In the event the Lessee purchase the affected Leased Property pursuant to SECTION 11.1 or SECTION 11.2 hereof, such Loss Proceeds shall be applied as set forth in such SECTION 11.1 or SECTION 11.2, as the case may be;

                  (ii) In the event of a Casualty at such time when an Event of Default has occurred and is continuing and the Lessee is obligated to repair and rebuild the Leased Property pursuant to SECTION 11.3 hereof, the Lessee may, in good faith and subsequent to the date of such Casualty, certify to the Issuer and to the applicable insurer that no Default or Event of Default has occurred, in which event the applicable insurer shall pay the Loss Proceeds to the Lessee and, if requested by the Lessee, the Credit Bank and the Lessor shall so direct the insurer;

                  (iii) In the event of a Condemnation at such time when an Event of Default has occurred and is continuing and the Lessee is obligated to repair and rebuild the Leased Property pursuant to SECTION
         11.4 hereof, the Lessor and the Credit Bank (if required) shall upon the Lessee's request assign to the Lessee the Lessor's and the Credit Bank's (if applicable) interest in any applicable Awards except for Awards (or portions thereof) described in SECTION 11.4(a) or (b) hereof; and

                  (iv) As provided in SECTION 11.8 hereof if such Section is applicable.

                  (b) During any period of repair or rebuilding pursuant to this ARTICLE XI, this Lease will remain in full force and effect and Basic Rent shall continue to accrue and be payable without abatement or reduction. The Lessee shall maintain records setting forth information relating to the receipt and application of payments in accordance with this SECTION 11.6. Such records shall be kept on file by the Lessee at its offices and shall be made available to the Lessor and the Credit Bank upon request.

         SECTION 11.7 PROSECUTION OF AWARDS (a) If, during the continuance of any Event of Default, any Condemnation shall occur, the Lessee shall give to the Lessor and the Credit Bank promptly, but in any event within sixty (60) days after the occurrence of such Condemnation, written notice of such occurrence and the date thereof, generally describing the nature and extent of such Condemnation. With respect to any Event of Taking or any Condemnation, the Lessee shall control the negotiations with the relevant Governmental Authority as to any proceeding in respect of which Awards are required, under SECTION 11.6 hereof, to be assigned or released to the Lessee; PROVIDED, HOWEVER, that if an Event of Default shall have occurred and be continuing the Lessor shall control such negotiations. The Lessee hereby irrevocably assign, transfer and set over to the Lessor all rights of the Lessee to any Award made during the continuance of an Event of Default on account of any Event of Taking or any Condemnation and, if there will not be separate Awards to the Lessor and the Lessee on account of such Event of Taking or Condemnation, irrevocably authorizes and empowers the Lessor during the continuance of an Event of Default, with full power of substitution in the name of the Lessee or otherwise (but without limiting the obligations of the Lessee under this ARTICLE XI), to file and prosecute what would otherwise be the Lessee's claim for any such Award and, in the case of the Lessor, to collect, receipt for and retain the same; PROVIDED, HOWEVER, that in any event the Lessor may participate in any such negotiations, and no settlement will be made without the Lessor's prior consent, not to be unreasonably withheld or delayed.

                  (b) Notwithstanding the foregoing, the Lessee may prosecute, and the Lessor shall have no interest in, any claim with respect to the Lessee's trade fixtures, other personal property and equipment and the Lessee's relocation expenses.

         SECTION 11.8 APPLICATION OF CERTAIN PAYMENTS NOT RELATING TO AN EVENT OF TAKING. In case of a requisition for temporary use of all or a portion of the Leased Property which is not an Event of Taking, this Lease shall remain in full force and effect, without any abatement or reduction of Basic Rent, and the Awards for the Leased Property shall, unless an Event of Default has occurred and is continuing, be paid to the Lessee.

         SECTION 11.9 OTHER   DISPOSITIONS.   Notwithstanding   the  foregoing
provisions of this ARTICLE XI, so long as an Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, the Lessee pursuant to this ARTICLE XI shall be paid to the Lessor as security for the obligations of the Lessee under this Lease and, at such time thereafter as no Event of Default shall be continuing, such amount shall be paid promptly to the Lessee to the extent not previously applied by the Lessor in accordance with the terms of this Lease or the other Operative Documents.

         SECTION 11.10 NO RENT ABATEMENT. Rent shall not abate hereunder by reason of any Casualty, any Event of Loss, any Event of Taking or any Condemnation of the Leased Property, and the Lessee shall continue to perform and fulfill all of the Lessee's obligations, covenants and agreements hereunder notwithstanding such Casualty, Event of Loss, Event of Taking or Condemnation until the Lease Termination Date. The foregoing notwithstanding, if and to the extent that, pursuant to the provisions of this Lease and the other Operative Documents, Loss Proceeds or Awards are paid over to and permanently retained by the Issuer or the Lessor, Lessee shall receive as a credit against its obligation to pay Basic Rent or, as applicable, the Lease Balance, in the amount of any such Loss Proceeds or Awards.

                                   ARTICLE XII
                           INTEREST CONVEYED TO LESSEE

                  (a) INTENT OF THE PARTIES. It is the intent of the parties hereto that for financial accounting purposes, this Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, and for purposes of commercial, real estate, bankruptcy and federal, state and local income tax law, the transaction contemplated hereby is a financing arrangement. The parties hereto further intend that the Lessee shall be treated as owners of the Leased Property for income tax purposes and shall be entitled to all deductions for depreciation thereof. The Lessor shall take no action inconsistent with such treatment.

                  (b) MORTGAGE OR DEED OF TRUST AND SECURITY AGREEMENT. It is the intent of the parties hereto that (i) the obligations of the Lessee under this Lease to pay Basic Rent and Supplemental Rent, or the Lease Balance in connection with any purchase of the Leased Property pursuant to this Lease, shall be treated as payments of interest on and principal of, respectively, a loan from the Lessor to the Lessee, and (ii) this Lease shall be deemed to, and does, constitute, INTER-ALIA, a mortgage and security agreement, a deed of trust and security agreement, or other similar instrument, as more particularly set forth in the Memorandum of Lease for each Property, respectively, to be executed by the Lessor and the Lessee simultaneously herewith and to be recorded in the Real Property Records where such Property is located, pursuant to which, in order to secure payment of the aforesaid loan and all other amounts payable hereunder and under the Operative Documents by the Lessee, and the performance by the Lessee of all of its covenants and obligations under this Lease and under the Operative Documents, for and in consideration of the sum of One Dollar ($1.00) paid to the Lessee, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lessee has bargained, sold, given, granted, conveyed and assigned, and does by these presents bargain, sell, give, grant, convey and assign, with power of sale, (A) in connection with each Property for which the related Memorandum of Lease incorporates a mortgage and security agreement, to the Lessor, its successors and assigns, as mortgagee, and (B) in connection with each Property for which the related Memorandum of Lease incorporates a deed of trust and security agreement, to the trustee therein named, and its successors and assigns in trust, for the benefit of the Lessor, all of the Lessee's present and future estate, right title and interest in and to the portions of each such Property which constitute interests in real property, including all right, title and interest of the Lessee in and to the fee title to, and reversionary interest in, each such Property, and a leasehold mortgage on the Lessee's leasehold estate under this Lease, and a security interest and lien on the portions of each such Property which do not constitute interests in real property, and all proceeds of the conversion, voluntary or involuntary, of any or all of the foregoing into cash, investments, securities or other property, to have and to hold such interests in each such Property unto the Lessor, as mortgagee, or the trustee named in such deed of trust for the benefit of the Lessor, as the case may be, and their respective successors and assigns, forever, it being agreed that the provisions set forth in each such Memorandum of Lease hereby are entirely incorporated by reference with respect to each such Property with the same force and effect as if set forth at length herein.

                  (c)  Specifically,   without   limiting  the   generality  of
SUBSECTION (b) of this ARTICLE XII, the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by this Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee and the Lessor, or any enforcement or collection actions, the transaction evidenced by this Lease is a loan made by the Lessor as an unrelated third party lender to the Lessee, secured by the Leased Property, (it being understood that the Lessee hereby mortgages, grants, bargains, sells, releases, confirms, conveys, assigns, transfers and sets over to the trustee or mortgagee, as the case may be, named in the applicable Memorandum of Lease for each Property, and grants a security interest in, the Leased Property (consisting of a fee mortgage with respect to all right, title and interest of the Lessee in and to the fee title to, and reversionary interest in, the Leased Property) and a leasehold mortgage on the Lessee's leasehold estate under this Lease, all to secure such loans, effective on the date hereof, to have and to hold such interests in the Leased Property unto the Lessor and its successors and assigns, forever, provided always that these presents are upon the express condition that, if all amounts due under this Lease shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void).

                  (d) Specifically, but without limiting the generality of SUBSECTION (b) of this ARTICLE XII, the Lessor and the Lessee further intend and agree that, with respect to that portion of the Leased Property constituting personal property, for the purpose of securing the Lessee's obligations for the repayment to the Lessor of the above-described loan, (i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code; (ii) the conveyance provided for hereby shall be deemed to be a grant by the Lessee to the Lessor of a lien and security interest in all of the Lessee's present and future right, title and interest in and to such portion of the Leased Property, including but not limited to the Lessee's leasehold estate therein and all proceeds of the conversion, voluntary or involuntary, of the foregoing, into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure such loans, effective on the date hereof, to have and to hold such interests in the Leased Property unto the Lessor and its successors and assigns, forever, PROVIDED ALWAYS that these presents are upon the express condition that, if all amounts due under this Lease shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void; (iii) the possession by the Lessor of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgements, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust, including, without limitation, each Memorandum of Lease, as may be necessary to ensure that, if this Lease were deemed to create a security interest in the Leased Property in accordance with this ARTICLE XII, such security interest would be deemed to be a perfected security interest with priority over all Liens other than Permitted Liens, under Applicable Law and will be maintained as such throughout the Lease Term.

                                  ARTICLE XIII
                                EVENTS OF DEFAULT

         The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) the Lessee shall fail to make any payment of Basic Rent when due, or, with respect to any Rent Payment Date other than the Scheduled Termination Date, within a period of four days after written notice of such failure has been given to the Lessee and the Guarantor;

         (b) the Lessee shall fail to make any payment of Supplemental Rent when due and such failure shall continue for a period of 10 days after written notice of such failure has been given to the Lessee and the Guarantor.

         (c) the Lessee shall fail to pay the Lease Balance when due pursuant to SECTIONS 11.1, 11.2, 15.1 or 15.2 hereof, or the Lessee shall fail to pay the Recourse Deficiency Amount when required pursuant to ARTICLE XV hereof;

         (d) the Lessee shall fail to maintain insurance as required by ARTICLE IX hereof;

         (e) [reserved];

         (f) any representation or warranty by the Lessee in any Operative Document or in any certificate or document delivered to the Lessor, the Issuer or the Credit Bank pursuant to any Operative Document, shall have been incorrect in any material respect when made and has resulted in a Material Adverse Effect on the Lessee;

         (g) (i) the entry of a decree or order by a court or agency or supervisory authority of competent jurisdiction for the appointment of a conservator, receiver, liquidator or trustee for the Lessee in any bankruptcy, receivership, conservatorship, insolvency or similar proceedings, or for the winding up or liquidation of its affairs, and any such decree or order continues unstayed and in effect for a period of 90 consecutive days, or (ii) the consent by the Lessee to the appointment of a conservator, receiver, liquidator or trustee for the Lessee in any bankruptcy, receivership, conservatorship, insolvency or similar proceedings of or relating to the Lessee or relating to substantially all its property, the admission in writing by the Lessee of its inability to pay its debts generally as they become due, the filing by the Lessee of a petition to take advantage of any applicable bankruptcy, receivership, conservatorship, insolvency or similar statute, the making by the Lessee of an assignment for the benefit of its creditors or the voluntary suspension by the Lessee of payment of its obligations;

         (h) the Lessee shall fail in any material respect to timely perform or observe any covenant, condition or agreement (not included in CLAUSE (a), (b), (c), (d), (e), (f), (g), (i) or (j) of this ARTICLE XIII) to be performed or observed by it hereunder or under the other Operative Documents and such failure shall continue for a period of 30 days after the Lessee's receipt of written notice thereof from the Lessor (PROVIDED, HOWEVER, if such failure is other than the payment of money and is of such nature that it can be corrected but not within the applicable period, then that failure shall not constitute an Event of Default so long as the Lessee institutes curative action within the applicable period and diligently pursues that action to completion);

         (i) a failure of the Lessee to perform any term, covenant or agreement on its part to be performed under any agreement or instrument (other than the Operative Documents) evidencing, securing or relating to any indebtedness owing by the Lessee when required to be performed, if the effect of such failure is to accelerate the maturity of such indebtedness or to permit the holder or holders of such indebtedness or the trustee or trustees under any such indebtedness to cause such indebtedness to become due prior to the stated maturity thereof, and such failure shall continue for a period of 45 days after the expiration of any applicable grace or cure periods (PROVIDED, HOWEVER, if such failure is other than the payment of money and is of such nature that it can be corrected but not within such 45 days, then that failure shall not constitute an Event of Default so long as the Lessee institutes curative action within such period and diligently pursues that action to completion);

         (j) the occurrence of any event or condition designated as an "Event of Default" under the Parent Guaranty.


                                   ARTICLE XIV
                                   ENFORCEMENT

         SECTION 14.1 REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter, the Lessor may, so long as such Event of Default is continuing, do one or more of the following as the Lessor in its sole discretion shall determine, without limiting any other right or remedy the Lessor may have on account of such Event of Default (including, without limitation, the obligation of the Lessee to purchase the Leased Property as set forth in SECTIONS 15.2 and 15.3 hereof):

         (a) Subject to SUBSECTION (e) of this SECTION 14.1, the Lessor may, by notice to the Lessee, rescind or terminate this Lease as of the date specified in such notice (the "Final Rent Payment Date"), which date shall, unless such notice is subsequently rescinded by the Lessor, become the Lease Termination Date, and the Lessee shall be required to purchase the Leased

Property pursuant to SECTION 15.2 hereof; PROVIDED, HOWEVER, that (i) no reletting, reentry or taking of possession of the Leased Property by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to the Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Event of Default and (iii) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Leased Property shall be valid unless the same be made in writing and executed by the Lessor.

         (b) Subject to SUBSECTION (e) of this SECTION 14.1, the Lessor may (i) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return and surrender the Leased Property promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, ARTICLES VII and XV hereof as if the Leased Property were being returned at the end of the Lease Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (ii) without prejudice to any other remedy which the Lessor may have for possession of the Leased Property, and to the extent and in the manner permitted by Applicable Law, enter upon the Leased Property and take immediate possession of (to the exclusion of the Lessee) the Leased Property or any part thereof and expel or remove the Lessee and any other Person who may be occupying the Leased Property, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the Lessor's other damages, the Lessee shall be responsible for the reasonable and documented costs and expenses of reletting, including brokers' fees and the reasonable and documented costs of any alterations or repairs made by the Lessor.

         (c) Subject to SUBSECTION (e) of this SECTION 14.1, the Lessor may (i) sell all or any part of the Leased Property at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by CLAUSE (ii) of this SUBSECTION (c) if the Lessor shall elect to exercise its rights thereunder) in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be and (ii) if the Lessor shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties hereto agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due for periods commencing on or after the Rent Payment Date coinciding with such date of sale (or, if the sale date is not a Rent Payment Date, the Rent Payment Date next preceding the date of such sale)), an amount equal to (A) the excess, if any, of
(1) the sum of all Rent due and unpaid to and including such Rent Payment Date plus an amount equal to the Lease Balance as of the date of sale over (2) the net proceeds of such sale (that is, after deducting all costs and expenses incurred by or on behalf of the Lessor incident to such conveyance (including, without limitation, all costs, expenses, fees, premiums and taxes described in
SECTION 15.5(b) hereof), plus (B) interest at the Overdue Rate on the foregoing amount from such Rent Payment Date until the date of payment. Any amounts so collected pursuant to this SUBSECTION (c) shall be applied (after first deducting amounts expended by the Lessor in connection with the Leased Property and the Operative Documents and not then reimbursed) to reduce the Lease Balance. The Lessor agrees, upon the Lessee's written request and at the Lessee's sole expense, to provide the Lessee with an accounting showing in reasonable detail the application of amounts collected pursuant to this SUBSECTION (c).

         (d) The Lessor may, at its option, elect not to terminate the Lease, and continue to collect all Basic Rent, Supplemental Rent and all other amounts due the Lessor (together with all costs of collection) and enforce the Lessee's obligations under this Lease as and when the same become due, or are to be performed, and at the option of the Lessor, upon any abandonment of the Leased Property by the Lessee and re-entry of same by the Lessor, the Lessor may, in its sole and absolute discretion, elect not to terminate this Lease and may make such reasonable alterations and necessary repairs in order to relet the Leased Property, and relet the Leased Property or any part thereof for such term or terms (which may be for a long term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as the Lessor in its reasonable discretion may deem advisable. Upon each such reletting all rentals actually received by the Lessor from such reletting shall be applied to the Lessee's obligations hereunder in such order, proportion and priority as the Lessor may elect in the Lessor's sole and absolute discretion, and if such rentals received from such reletting during any Rent Period are less than the Rent to be paid during that Rent Period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Lessor, to the Lessor on the Rent Payment Date in such Rent Period.

         (e) Before exercising its rights under SUBSECTIONS (a), (b), (c) or (d) of this SECTION 14.1 with respect to the Leased Property, the Lessor shall first permit the Lessee to purchase, on or before the Default Rent Payment Date (as hereinafter defined), the Lessor's interest in all, but not less than all, of the Leased Property in accordance with the provisions of SECTIONS 15.2, 15.4 and
15.5 hereof; PROVIDED, HOWEVER, that such purchase shall occur on the date set forth in the notice provided for in the following sentence, notwithstanding the provisions in such SECTION 15.2 calling for such purchase to occur on the Lease Termination Date. Before exercising its rights under SUBSECTIONS (a), (b), (c) or (d) of this SECTION 14.1, the Lessor shall provide the Lessee with a written notice stating (i) that an Event of Default has occurred and is then continuing,
(ii) that, if left uncured, the Lessor intends to pursue one or more of the remedies set forth in SUBSECTIONS (a), (b), (c) and (d) of this SECTION 14.1 if the Lessee does not purchase the Leased Property on or before the Default Rent Payment Date, (iii) the date specified by the Lessor as the Default Rent Payment Date and (iv) that the Lessee must either cure the Event of Default or purchase all, but not less than all, of the Leased Property on or before the Default Rent Payment Date pursuant to the provisions of SECTIONS 15.2, 15.4 and 15.5 hereof. As used herein, "DEFAULT RENT PAYMENT DATE" shall mean the Business Day, selected by the Lessor, occurring at least 30 days after the date of the notice described in the immediately preceding sentence or if less than 30 days remain until the Scheduled Termination Date, such Scheduled Termination Date. It shall only be necessary for the Lessor to provide the Lessee one opportunity to purchase the Leased Property pursuant to this SUBSECTION (e) unless the Credit Bank and the Lessor shall, in a written notice delivered to the Lessee, have waived the Event of Default and expressly reinstated the Lessee's opportunity to purchase the Lessor's interest in the Leased Property pursuant to this subsection.

         (f) To the extent not inconsistent with SUBSECTION (e) of this SECTION 14.1, the Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any Rent Period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent Rent Period(s), or the Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term.

         (g) The Lessor may retain and apply against the Lessor's damages all sums which the Lessor would, absent such Event of Default, be required to pay, or turn over, to the Lessee pursuant to the terms of this Lease.

         SECTION 14.2 REMEDIES CUMULATIVE; NO WAIVER; CONSENTS. To the extent permitted by, and subject to the mandatory requirements of, Applicable Law (subject in all events to SECTION 14.1(e) hereof), each and every right, power and remedy herein specifically given to the Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by the Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Lessee or to be an acquiescence therein. The Lessor's consent to any request made by the Lessee shall not be deemed to constitute or preclude the necessity for obtaining the Lessor's consent, in the future, to all similar requests. No express or implied waiver by the Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future Event of Default. To the extent permitted by Applicable Law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require the Lessor to sell, lease or otherwise use the Leased Property or part thereof in mitigation of the Lessor's damages upon the occurrence of an Event of Default or that may otherwise limit or modify any of the Lessor's rights or remedies under this ARTICLE XIV.

                                   ARTICLE XV
                      SALE, RETURN OR PURCHASE OF PROPERTY

         SECTION 15.1 LESSEE'S OPTION TO PURCHASE. Subject to the terms and conditions and provisions set forth in this ARTICLE XV, PROVIDED that no Event of Default shall have occurred and be continuing Lessee shall have the option (the "PURCHASE OPTION"), exercisable at any time during the Lease Term on or prior to the tenth Business Day next preceding the Scheduled Termination Date, to purchase from the Lessor the Lessor's interest in any of the Properties for a purchase price equal to the Purchase Option Price for such Property. Such option must be exercised by written notice to the Lessor and the Credit Bank, which exercise shall be irrevocable, and such notice will specify the closing date for the Lessee's purchase of the specified Property, which date shall be (i) not less than ten (10) Business Days or more than 90 calendar days following the Lessor's receipt of such notice and (ii) in any event not later than the Scheduled Termination Date. If the Purchase Option is exercised pursuant to the foregoing, then, subject to the provisions set forth in this ARTICLE XV, on such closing date, the Lessor shall convey to the Lessee, and the Lessee shall purchase from the Lessor, all, but not less than all, of the Lessor's interest in the specified Property. If the Lessee fails to exercise the Purchase Option in a timely manner, then the Purchase Option shall thereupon automatically terminate without any further action of the Lessor, and the Purchase Option shall thereafter be of no force or effect.

         SECTION 15.2 EXTENSION; PURCHASE OBLIGATION.

         (a) EXTENSION OF LEASE TERM. Provided that (i) the Lessee shall not have exercised the Purchase Option and purchased all of the Leased Property pursuant thereto, (ii) the Lessee shall not have exercised the Remarketing Option and fulfilled all of the conditions of SECTION 15.6 hereof, (iii) in the event the Lessee shall have exercised the Remarketing Option and fulfilled the conditions of SECTION 15.6 hereof, the Lessor shall not have either sold its interest in the Leased Property pursuant thereto or rejected such sale pursuant to SECTION 15.6(XI) hereof, and (iv) no Default or Event of Default shall have occurred and remain uncured, THEN, on or prior to the Lease Termination Date, the Lessee and the Lessor may provide for an extension to the Lease Term on mutually agreeable terms, provided that all such amendments to the Operative Documents necessary to implement such extension (including, but not limited to required amendments of the Borrower Promissory Note) shall be mutually agreeable to all parties to the Participation Agreement, except that the approval of the Credit Bank shall not be required in the event that all Letter of Credit Liabilities and other amounts payable to the Credit Bank under the Reimbursement Agreement have been paid in full, the Letter of Credit shall have been returned to the Credit Bank for cancellation, and an Alternate Letter of Credit shall have been delivered to the Note Trustee in accordance with SECTION 8.05 of the
Note Indenture and SECTION 2.8 of the Participation Agreement.

         (b) PURCHASE OBLIGATION. Unless any one of the following numbered events shall have occurred: (i) the Lessee shall have properly exercised the Purchase Option with respect to all of the Leased Property and purchased all of the Leased Property pursuant thereto; (ii) the Lessee shall have properly exercised the Remarketing Option and shall have fulfilled all of the conditions of SECTION 15.6 hereof and the Lessor shall have sold its interest in the Leased Property pursuant thereto; (iii) the Lessee shall have properly exercised the Remarketing Option and shall have fulfilled all of the conditions of SECTION
15.6 hereof but the Lessor shall have rejected such sale pursuant to SECTION 15.6(xi) hereof and the Lessee shall then have timely fulfilled all of its obligations under SECTION 15.7 and 15.8 hereof; or (iv) the Lease Term shall have been extended in accordance with SECTION 15.2(a) hereof; THEN, subject to the terms, conditions and provisions set forth in this ARTICLE XV, the Lessee shall purchase from the Lessor, and the Lessor shall convey to the Lessee, on the Lease Termination Date all of the Lessor's interest in the Leased Property for the purchase price specified in SECTION 15.4 hereof. The Lessee may designate, in a notice given to the Lessor not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee shall not cause the Lessee to be released, fully or partially, from any of its obligations under this Lease.

         SECTION 15.3 ACCELERATION OF PURCHASE OBLIGATION. The Lessee shall be obligated to purchase the Lessor's interest in the Leased Property immediately, and automatically, for the purchase price set forth in SECTION 15.4 hereof, and without notice upon the occurrence of any Event of Default specified in CLAUSE
(g) of ARTICLE XIII hereof; provided, however, that (without affecting any of the Lessee's obligations under SECTION 15.5 hereof or otherwise) the Lessor's obligations under SECTION 15.5(a) hereof shall be limited to delivery of a quit claim deed of the Leased Property.

         SECTION 15.4 DETERMINATION OF PURCHASE PRICE. Upon the purchase by the Lessee of all the Lessor's interest in the Leased Property pursuant to SECTIONS
15.2 or 15.3 hereof, the purchase price for the Leased Property shall be an amount equal to the Lease Balance as of the closing date therefor.

         SECTION 15.5 PURCHASE PROCEDURE.

         (a) If the Lessee shall purchase the Lessor's interest in the Leased Property pursuant to any provision of this Lease (other than as provided in SECTION 15.3 hereof), (i) the Lessee shall accept from the Lessor, and the Lessor shall convey to the Lessee, a conveyance of the Property or Properties to be purchased pursuant to the provisions of SECTION 15.1, or, in any other case, of all the Leased Property, by a duly executed and acknowledged special warranty deed in recordable form, (ii) upon the date fixed for any purchase hereunder of the Lessor's interest in any Property pursuant to SECTION 15.1, and in any other case, the Leased Property, the Lessee shall pay to the order of the Lessor the applicable purchase price for the Property, or all the Leased Property, as the case may be, by wire transfer of federal funds and (iii) the Lessor shall convey to the Lessee the Lessor's interest in the Leased Property via the special warranty deed described above and the Lessor will execute and deliver to the Lessee such other documents as may be legally required in order to effect such conveyance, and such other documents as may be required by the escrow agent in order to close escrow and issue to the Lessee an ALTA owners title policy in respect of such Property subject only to (A) the exceptions set forth on Schedule B of the Title Policy other than the applicable Mortgage and the Assignment of Lease and Rents, (B) such exceptions created or caused by the Lessee, or otherwise resulting from any act or failure to act by the Lessee, or consented to by the Lessee and (C) taxes and assessments not yet due and payable.

         (b) In the event that the Lessee exercises the Remarketing Option pursuant to SECTION 15.6 hereof and fulfills all of the conditions set forth in CLAUSES (i) through (xiii) thereof (collectively, the "Remarketing Conditions"), and if the Lessor does not reject the purchase offer for the Leased Property as provided in SECTION 15.6 (xi) hereof, then upon payment of the purchase price and the satisfaction by such purchaser of all of the applicable closing conditions, the Lessor shall convey to such purchaser the Lessor's interest in the Leased Property by a duly executed and acknowledged trustee's fiduciary deed in recordable form, and the Lessor will execute and deliver to such purchaser (or the Lessee, as appropriate) such other documents as may be legally required in order to effect such conveyance, and such other documents as may be required by such purchaser's title insurance company in order to issue to such purchaser an ALTA owners title insurance policy for each Parcel subject only to (i) the exceptions set forth on Schedule B of the Title Policy, other than the applicable Mortgage and the Assignment of Lease and Rents, (ii) such exceptions created or caused by the Lessee, or otherwise resulting from any act or failure to act by the Lessee, or consented to by the Lessee and (iii) taxes and assessments not yet due and payable.

         (c) The Lessee shall, at Lessee's sole cost and expense, obtain all required governmental and regulatory approval and consents and shall make such filings as required by Applicable Law. In the event that the Lessor is required by Applicable Law to take any action in connection with such purchase and sale, the Lessee shall pay all costs incurred by the Lessor in connection therewith. In addition, all charges incident to such conveyance, including, without limitation, the Lessee's attorneys' fees, the Lessor's reasonable attorneys' fees, commissions, the Lessee's and the Lessor's escrow fees, recording fees, title insurance premiums and all applicable documentary transfer or other transfer taxes and other taxes required to be paid in order to record the transfer documents that might be imposed by reason of such conveyance and the delivery of such deed shall be borne entirely and paid by the Lessee.

         (d) Upon expiration or termination of this Lease resulting in conveyance of the Lessor's interest in the title to the Leased Property to the Lessee, there shall be no apportionment of taxes, insurance, utility charges or other charges payable with respect to the Leased Property, all of such taxes, insurance, utility or other charges due and payable with respect to the Leased Property prior to termination being payable by the Lessee hereunder and all due after such time being payable by the Lessee as the then owner of the Leased Property.

         SECTION 15.6 OPTION TO REMARKET. Subject to the fulfillment of each of the conditions set forth in this SECTION 15.6, the Lessee shall have the option (the "Remarketing Option") to market the Leased Property for the Lessor and to procure a purchaser therefor. The Lessee's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions, the failure of any of which shall render the Remarketing Option and the Lessee's exercise thereof null and void, in which event, the Lessee shall be obligated to perform its obligations under SECTION
15.2 hereof, "Purchase Obligation":

                  (i) Not earlier than six months nor later than 90 days before the Scheduled Termination Date, the Lessee shall give to the Lessor written notice of the Lessee's exercise of the Remarketing Option, which exercise shall be irrevocable unless otherwise agreed in writing by the Credit Bank.

                  (ii) Not later than ten (10) Business Days prior to the Lease Termination Date, the Lessee shall deliver to the Lessor an environmental assessment of the Leased Property dated not later than forty-five (45) days prior to the Lease Termination Date. Such environmental assessment shall be prepared by an environmental consultant selected by the Lessee and reasonably acceptable to the Lessor and the Credit Bank, shall be in form, detail and substance reasonably acceptable to the Lessor and the Credit Bank, and shall otherwise indicate the environmental condition of the Leased Property to be the same as described in the Environmental Audit for the Leased Property delivered in connection with the Closing.

                  (iii) On the date of the Lessee's notice to the Lessor of the Lessee's exercise of the Remarketing Option, no Event of Default shall exist, and thereafter, no Event of Default shall have occurred and remain outstanding on the Scheduled Termination Date.

                  (iv) The Lessee shall have completed all Alterations, restoration and rebuilding of the Leased Property pursuant to SECTIONS 7.2, 11.3 and 11.4 hereof (as the case may be) and shall have fulfilled all of the conditions and requirements in connection therewith pursuant to said Sections, in each case by the date on which the Lessor receives the Lessee's notice of the Lessee's exercise of the Remarketing Option (time being of the essence), regardless of whether the same shall be within the Lessee's control.

                  (v) Once the Lessee has exercised the Remarketing Option as provided in CLAUSE (I) of this SECTION 15.6, the Lessee shall, as nonexclusive agent for the Lessor, use commercially reasonable efforts to sell the Lessor's interest in the Leased Property and will attempt to obtain the highest purchase price therefor. The Lessee will be responsible for hiring brokers and making the Leased Property available for inspection by prospective purchasers. The Lessee shall promptly provide any maintenance records relating to the Leased Property to the Lessor and any potential purchaser upon request, and shall otherwise do all things necessary to sell and deliver possession of the Leased Property to the purchaser. All such marketing of the Leased Property shall be at the Lessee's sole expense. The Lessee shall allow the Lessor, the Credit Bank and any potential qualified purchaser access to the Leased Property for the purpose of inspecting the same.

                  (vi) The Lessee shall submit all bids to the Lessor and the Credit Bank and the Lessor and the Credit Bank will have the right to review the same and the right to submit any one or more bids. All bids shall be on an "all-cash" basis (at least up to the Lease Balance with respect to such Leased Property). The Lessee shall procure bids from one or more bona fide prospective purchasers and shall deliver to the Lessor and the Credit Bank not less than ninety (90) days prior to the Lease Termination Date a binding written irrevocable offer by such purchaser offering (subject to customary conditions which do not violate the provisions of CLAUSE viii of this SECTION 15.6) the highest "all-cash" bid to purchase the Leased Property. Such purchaser shall not be the Lessee or any Subsidiary or Affiliate of the Lessee. The written offer must specify the Lease Termination Date as the closing date.

                  (vii)  On  the  Lease  Termination  Date,   the Lessee  shall
         surrender the Leased Property in accordance with SECTION 15.8 hereof.

                  (viii) In  connection  with  any  such  sale of the  Lessor's interest in the Leased Property, the Lessee may provide to the purchaser any such customary "seller's" indemnities, representations and warranties regarding title, absence of Liens (except Lessor's Liens) and the condition of the Leased Property, including, without limitation, an environmental indemnity, as the Lessee may determine to provide in the exercise of its business judgment and sole discretion, PROVIDED, HOWEVER, that no such indemnities, representations or warranties shall be binding on the Lessor, nor shall they create liabilities, charges, offsets or Claims, contingent or otherwise, which could diminish, offset or impose a lien upon the amount of the cash proceeds payable to the Lessor under such purchase offer, nor shall the Lessor be under any obligation to join in or become obligated for the same, except that the Lessor shall fulfill all of the requirements set forth in CLAUSE (b) of SECTION 15.5 hereof, and such requirements are incorporated herein by reference. As to the

         Lessor, any such sale shall be made on an "AS IS, WITH ALL FAULTS" basis without representation or warranty by the Lessor other than the absence of Lessor's Liens.

                  (ix) The Lessor shall pay from the sale proceeds, all prorations, credits, costs and expenses of the sale of the Leased Property, including without limitation the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, the Lessor's reasonable attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes.

                  (x) The Lessee shall pay to the Credit Bank on the Lease Termination Date an amount equal to the Recourse Deficiency Amount applicable to the Leased Property, in the type of funds specified in
         SECTION 4.3 hereof.

                  (xi) If the selling price (net of closing costs and prorations and other amounts payable by the Lessor under CLAUSE (ix) of this SECTION 15.6, as reasonably estimated by the Lessor) plus the Recourse Deficiency Amount is less than the Lease Balance, then the Lessor may, and at the written request of the Credit Bank shall, by notice to the Lessee, subject to SECTION 4.01 of the Reimbursement Agreement, reject such offer to purchase, in which event the parties hereto will proceed according to the provisions of SECTION 15.7 "Rejection of Sale" hereof.

                  (xii) If the Lessor does not reject such purchase offer as provided above, the closing of such purchase of the Leased Property by such purchaser must occur on the Lease Termination Date, contemporaneously with the Lessee's surrender of the Leased Property in accordance with SECTION 15.8 hereof.

                  (xiii) If the Lessor does not reject the purchase offer as provided above, then the purchase shall be consummated on the Lease Termination Date and the gross proceeds of the sale (i.e., without deduction for any marketing, closing or other costs, prorations or commissions) shall be paid directly to the Credit Bank; PROVIDED, HOWEVER, that if the sum of the gross proceeds from such sale plus the Recourse Deficiency Amount exceeds the Lease Balance, as of such date, then an amount of gross proceeds from such sale equal to such excess shall be paid to the Lessee on the Lease Termination Date.

If one or more of the foregoing provisions shall not be fulfilled as of the Lease Termination Date or if the Leased Property is not purchased as aforesaid for any other reason whatsoever other than solely due to rejection by the Lessor of such sale pursuant to SUBSECTION (xi) of this SECTION 15.6, then the Lessor may, and at the written request of the Credit Bank shall, subject to SECTION
4.01 of the Reimbursement Agreement, declare by written notice to the Lessee the Remarketing Option to be null and void (whether or not it has been theretofore exercised by the Lessee), in which event all of the Lessee's rights under this
SECTION 15.6 shall immediately terminate and the Lessee shall be obligated to purchase the Leased Property pursuant to SECTION 15.2 hereof on the Lease Termination Date. If the prospective purchaser breaches its offer to purchase, then the Lessor may, in the Lessor's sole discretion, declare the Remarketing Option to be null and void, in which event all of the Lessee's rights under this
SECTION 15.6 shall immediately terminate and the Lessee shall be obligated to purchase the Leased Property pursuant to SECTION 15.2 hereof. The Lessee shall have no right, power or authority to bind the Lessor in connection with any proposed sale of the Leased Property.

         SECTION 15.7  REJECTION OF SALE.

                  (a) Notwithstanding anything contained herein to the contrary, if the Lessor rejects the purchase offer for the Leased Property as provided in
SECTION 15.6(xi) hereof, then (i) on the Lease Termination Date the Lessee shall pay to the Credit Bank without notice or demand the Recourse Deficiency Amount in the manner provided in SECTION 15.6(x) hereof, (ii) the Lessor shall retain title to the Leased Property and (iii) in addition to the Lessee's other obligations hereunder, the Lessee shall be responsible for, and shall reimburse the Lessor, within ten (10) Business Days after written request, for all reasonable costs and expenses incurred by the Lessor during the period ending on the first anniversary of the Lease Termination Date in connection with owning, paying taxes with respect to, maintaining, insuring, marketing, sale, closing or transfer of the Leased Property, which obligation shall survive the Lease Termination Date and the termination or expiration of this Lease.

                  (b) Following any rejection by the Lessor of the purchase offer for the Leased Property pursuant to the provisions of SECTION 15.6(XI) hereof, subject to the condition that the Lessee shall have:

                      (i) timely paid the Recourse Deficiency Amount to the Credit Bank on or before the Lease Termination Date,

                      (ii) duly and timely fulfilled each of the other provisions of the Remarketing Conditions on or before the Lease Termination Date, and

                      (iii) on and after the Lease Termination Date, timely
                  fulfilled each and every obligation of the Lessee under this Lease, the Participation Agreement and the other Operative Documents on its part to be performed, and no Event of Default shall have occurred, THEN, upon the subsequent sale of the Leased Property by the Lessor to a third party, the Lessor shall pay to the Lessee an amount equal to the Lessor's gain (if any) on the sale, computed taking into account the Lessor's total investment in the Leased Property (including, without limitation, any portion of the Lease Balance remaining unpaid after application of the Recourse Deficiency Amount paid pursuant to SECTION 15.6(x) hereof, if any) plus all of the Lessor's unreimbursed costs and expenses (capital or otherwise) relating to the Leased Property, plus an annual return thereon computed at the Overdue Rate, less the net avails of any reletting of the Leased Property or any part thereof. To the extent that the Lessor shall receive payment in the form of purchase-money indebtedness in connection with any such sale, the Lessor's duty to account to the Lessee pursuant to this SECTION 15.7(b) shall be suspended until such time as the Lessor receives payment thereon.

         SECTION 15.8 RETURN AND SURRENDER OF LEASED PROPERTY. If the Lessor retains title to the Leased Property pursuant to SECTION 15.7 hereof, then the Lessee shall, on the Lease Termination Date, and at its own expense, return and surrender possession of the Leased Property to the Lessor for retention by the Lessor or if the Lessee properly exercises the Remarketing Option and fulfills all of the conditions of SECTION 15.6 hereof and the Lessor does not reject such purchase offer pursuant to SECTION 15.6(xi) hereof, then the Lessee shall (unless by agreement with the purchaser the Lessee is to remain in possession of the Leased Property), on the Lease Termination Date and at its own cost, transfer and surrender possession of the Leased Property to the independent purchaser thereof, in each case by surrendering the same into the possession of the Lessor or such purchaser, as the case may be, free and clear of all Liens other than Lessor Liens and Liens described in CLAUSE (vi) of the definition of Permitted Liens, in as good condition as it was on the Completion Date (as modified by Alterations permitted by this Lease), ordinary wear and tear excepted, and in compliance with Applicable Law. The Lessee shall, on and within a reasonable time before and after the Lease Termination Date, cooperate with the Lessor and the independent purchaser of the Leased Property in order to facilitate the ownership and operation by such purchaser of the Leased Property after the Lease Termination Date, which cooperation shall include the following, all of which the Lessee shall do on or before the Lease Termination Date or as soon thereafter as is reasonably practicable: providing all books and records regarding the maintenance and ownership of the Leased Property and all know-how, data and technical information relating thereto to the extent in the Lessee's possession, providing a current copy of the Plans and Specifications, assigning all licenses necessary for the operation and maintenance of the Leased Property to the extent the Lessee has the legal right to do so and cooperating in seeking and obtaining all necessary Governmental Action relating to occupancy but not special use by the purchaser thereof. The Lessee shall have also paid the cost of all Alterations commenced prior to the Lease Termination Date. The obligation of the Lessee under this ARTICLE XV shall survive the expiration or termination of this Lease.

         SECTION 15.9 EFFECT OF CONVEYANCE TO THE LESSEE. Upon conveyance of the Leased Property after the exercise by the Lessee of any of its rights to purchase the Leased Property, including its rights under SECTION 14.1(e) hereof or after exercise of the Remarketing Option, this Lease shall automatically terminate unless the Lessee otherwise elects in writing. Upon such termination, the parties hereto shall execute, acknowledge and deliver to each other an appropriate agreement evidencing such termination in recordable form.

                                   ARTICLE XVI
                               LESSEE'S EQUIPMENT

         After any repossession of the Leased Property (whether or not this Lease has been terminated), the Lessee, at its expense and so long as such removal shall not result in a violation of Applicable Law, shall, within a reasonable time after such repossession or within sixty (60) days after the Lessee's receipt of the Lessor's written request (whichever shall first occur), remove all of the Lessee's trade fixtures, personal property and equipment from the Leased Property (to the extent that the same can be readily removed from the Leased Property without causing material damage to or materially impairing the value of the Leased Property); PROVIDED, HOWEVER, that the Lessee shall not remove any fixture, equipment or personal property which constitutes part of the Leased Property. Any of the Lessee's trade fixtures, personal property and equipment not so removed by the Lessee within such period shall be considered abandoned by the Lessee, and title thereto shall without further act vest to the Lessor, and may be appropriated, sold, destroyed or otherwise disposed of by the Lessor without notice to the Lessee and without obligation to account therefor and the Lessee will pay the Lessor, upon written demand, all reasonable and documented costs and expenses incurred by the Lessor in removing, storing or disposing of the same and all costs and expenses incurred by the Lessor to repair any damage to the Leased Property caused by such removal. The Lessee will immediately repair at its expense all damage to the Leased Property caused by any such removal (unless such removal is effected by the Lessor, in which event the Lessee shall pay all reasonable costs and expenses incurred by the Lessor for such repairs). The Lessor shall have no liability in exercising the Lessor's rights under this
ARTICLE XVI, nor shall the Lessor be responsible for any loss of or damage to the Lessee's personal property and equipment in connection therewith.

                                  ARTICLE XVII
                           RIGHT TO PERFORM FOR LESSEE

         If the Lessee shall fail to perform or comply with any of its agreements contained herein the Lessor may, on thirty (30) days' prior notice (or such lesser period afforded by Applicable Law or any third party, except that no notice shall be required in the case of a default in the observance of the obligations to maintain insurance pursuant to ARTICLE IX hereto) to the Lessee, perform or comply with such agreement, and the Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of such payment and the amount of the expenses of the Lessor (including reasonable attorney's fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, shall be deemed Supplemental Rent, payable by the Lessee to the Lessor within ten (10) days after written demand therefor.

                                  ARTICLE XVIII
                                  MISCELLANEOUS

         SECTION 18.1 REPORTS. To the extent required under Applicable Law and to the extent it is reasonably practical for the Lessee to do so, the Lessee shall prepare and file in timely fashion, or, where such filing is required to be made by the Lessor or it is otherwise not reasonably practical for the Lessee to make such filing, the Lessee shall prepare and deliver to the Lessor (with a copy to the Credit Bank) within a reasonable time prior to the date for filing and the Lessor shall file, any material reports with respect to the condition or operation of the Leased Property that shall be required to be filed with any Governmental Authority.

         SECTION 18.2 BINDING EFFECT; SUCCESSORS AND ASSIGNS. The terms and provisions of this Lease, and the respective rights and obligations hereunder of the Lessor and the Lessee, shall be binding upon their respective successors, legal representatives and assigns (including, in the case of the Lessor, any Person to whom the Lessor may transfer the Leased Property or any interest therein in accordance with the provisions of the Operative Documents), and inure to the benefit of their respective permitted successors and assigns, and the rights hereunder of the Credit Bank shall inure (subject to such conditions as are contained herein) to the benefit of the Credit Bank's permitted successors and assigns.

         SECTION 18.3 QUIET ENJOYMENT The Lessor covenants that, so long as no Event of Default has occurred and is continuing, it will not interfere in the Lessee's or any of its subLessee's quiet enjoyment of the Leased Property in accordance with this Lease during the Lease Term.

         SECTION 18.4 NOTICES. Unless otherwise specified herein, all notices, offers, acceptances, rejections, consents, requests, demands or other communications to or upon the respective parties hereto shall be in accordance with SECTION 8.2 of the Participation Agreement.

         SECTION 18.5 SEVERABILITY. Any provision of this Lease that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and the Lessee shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by Applicable Law, the parties hereto hereby waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         SECTION 18.6 AMENDMENT; COMPLETE AGREEMENTS. Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except in accordance with the provisions of SECTION 8.4 of the Participation Agreement. This Lease, together with the other Operative Documents, is intended by the parties hereto as a final expression of their lease agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties hereto having been incorporated herein and therein. No course of prior dealings between the parties hereto or their officers, employees, agents or Affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease or any other Operative Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties hereto or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease or any other Operative Document. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.

         SECTION 18.7 CONSTRUCTION. This Lease shall not be construed more strictly against any one party, it being recognized that both of the parties hereto have contributed substantially and materially to the preparation and negotiation of this Lease.

         SECTION 18.8 HEADINGS. The Table of Contents and headings of the various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

         SECTION 18.9 COUNTERPARTS. This Lease may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto or thereto be contained on any one counterpart hereof or thereof. Additionally, the parties hereto agree that for purposes of facilitating the execution of this Lease, (a) the signature pages taken from the separate individually executed counterparts of this Lease may be combined to form multiple fully executed counterparts and (b) a signature delivered by facsimile transmission shall be deemed to be an original signature for all purposes. All executed counterparts of this Lease shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.

          SECTION 18.10 GOVERNING LAW. THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATES IN THE RESPECTIVE PROPERTIES DEMISED HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE WHEREIN WHICH EACH SUCH PROPERTY IS LOCATED. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THIS LEASE IS DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, BUT THE LIEN CREATED HEREBY AND THE CREATION, PRIORITY AND THE ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE WHEREIN WHICH EACH SUCH PROPERTY AND LIEN ARE LOCATED.

         SECTION 18.11 DISCHARGE OF LESSEE'S OBLIGATIONS BY THEIR AFFILIATES. The Lessor agrees that performance of any of the Lessee's obligations hereunder by one or more of the Lessee's Affiliates or one or more of the Lessee's sublessees of the Leased Property or any part thereof shall constitute performance by the Lessee of such obligations to the same extent and with the same effect hereunder as if such obligations were performed by the Lessee, but no such performance shall excuse the Lessee from any obligation not performed by it or on its behalf under the Operative Documents.

         SECTION 18.12  LIABILITY  OF  LESSOR  LIMITED.   Except  as  otherwise
expressly provided below in this SECTION 18.12, it is expressly understood and agreed by and between the Lessee, the Lessor and their respective successors and assigns that nothing herein contained shall be construed as creating any personal liability of the Lessor or any of its Affiliates, or any of their respective incorporators, stockholders, officers, directors, employees or agents, individually or personally, to perform any covenant, either express or implied, contained herein, all such personal liability, if any, being expressly waived by the Lessee and by each and every Person now or hereafter claiming by, through or under the Lessee, and that, so far as the Lessor or any of its Affiliates or any of their respective incorporators, stockholders, officers, directors, employees or agents, individually or personally, is concerned, the Lessee and any Person claiming by, through or under the Lessee shall look solely to, and the liability of the Lessor hereunder shall be limited to, the right, title and interest of the Lessor in the Leased Property, any proceeds from the Lessor's sale or encumbrance thereof, and any Awards or Loss Proceeds (PROVIDED, HOWEVER, that the Lessee shall not be entitled to any double recovery) for the performance of any obligation under this Lease and under the Operative Documents and the satisfaction of any liability arising therefrom.

         SECTION 18.13 ESTOPPEL CERTIFICATES. Each party hereto agrees that at any time and from time to time during the Lease Term, it will promptly, but in no event later than thirty (30) days after request by the other party hereto, execute, acknowledge and deliver to such other party or to the Credit Bank, any prospective purchaser (if such prospective purchaser has signed a commitment or letter of intent to purchase the Leased Property or any part thereof) assignee or mortgagee or third party designated by such other party, a certificate stating (i) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements), (ii) the date to which Basic Rent has been paid, (iii) whether or not there is any existing default by the Lessee in the payment of Basic Rent or any Supplemental Rent hereunder, and whether or not there is any other existing default by either party with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof, (iv) whether or not, to the knowledge of the signer, there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate and (v) other matters concerning the status of this Lease and any of the Operative Documents to which the Lessee is a party that may be reasonably requested; provided, however, that no such certificate may be requested unless the requesting party has a good faith reason for such request.

         SECTION 18.14 NO JOINT VENTURE. Any intention to create a joint venture or partnership relation between the Lessor and the Lessee is hereby expressly disclaimed.

         SECTION 18.15 NO ACCORD AND SATISFACTION. The acceptance by the Lessor of any sums from the Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by the Lessee hereunder is not intended, nor shall any such acceptance be construed, to constitute an accord and satisfaction of any dispute between the Lessor and the Lessee regarding sums due and payable by the Lessee hereunder, unless the Lessor specifically deems it as such in writing.

         SECTION 18.16 NO MERGER. In no event shall the leasehold interests, estates or rights of the Lessee hereunder merge with any interests, estates or rights of the Lessor in or to the Leased Property, it being understood that such leasehold interests, estates and rights of the Lessee hereunder shall be deemed to be separate and distinct from the Lessor's interests, estates and rights in or to the Leased Property, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same person, corporation or other entity.

         SECTION 18.17 SURVIVAL. The obligations of the Lessee to be performed under this Lease prior to the termination hereof and the obligations of the Lessee pursuant to ARTICLE IV, ARTICLES XI, XII, XIV, SECTIONS 15.2, 15.3, 15.4, 15.5, 15.8, ARTICLES XVI and XVII, and SECTIONS 18.10 and 18.12 hereof shall survive the expiration or termination of this Lease. The extension of any applicable statute of limitations by the Lessor, the Lessee, the Credit Bank or any Indemnitee shall not affect such survival. If any right or option of the Lessee or the Lessor provided in this Lease would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one

(21) years after the date of death of the last survivor of the descendants of John F. Kennedy, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgement and delivery of this Lease.

         SECTION 18.18 ORIGINAL LEASE; CHATTEL PAPER. The SINGLE executed original of this Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Lessor therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease (the "ORIGINAL EXECUTED COUNTERPART"). To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         SECTION 18.19  TIME OF ESSENCE.  Time is of the essence of this Lease.

         SECTION 18.20 RECORDATION OF MEMORANDUM OF LEASE. The Lessee will, at its expense, cause the appropriate Memorandum of Lease to be recorded in the proper office or offices in each State and each county in which any portion of the Leased Property is located.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Lease Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

Witnesses:
                                        ASSET HOLDINGS III, L.P., as the Lessor

        Signature Illegible
-----------------------------------     By:  Realty Facility Holdings I, L.L.C.,
Print Name:       Illegible                  its general partner
           ------------------------

Richard W. Rubenstein                        By:        Robert F. Gage
-----------------------------------             --------------------------------
Print Name: Richard W. Rubenstein                   Robert F. Gage, President
           ------------------------


                                         ADESA CORPORATION


 Denise L. McAtee                            By:        W. T. Stackhouse
-----------------------------------             --------------------------------
Print Name:  Denise L. McAtee                         William T. Stackhouse,
           ------------------------                  Chief Financial Officer
Linda Klingensmith
-----------------------------------
Print Name: Linda Klingensmith
           ------------------------

STATE OF  Ohio               )
        ---------------      ) SS.
COUNTY OF  Franklin          )
         --------------

         On this 1 day of April, 2000, before me, a Notary Public in and for said county and state, personally appeared Robert F. Gage, the President of Realty Facility Holdings I, L.L.C., an Ohio limited liability company and the general partner of Asset Holdings III, L.P., an Ohio limited partnership, who acknowledged that with due authorization, he did sign said instrument for and on behalf of Asset Holdings III, L.P, and that the same is his free act and deed individually as such officer, and the free act and deed of Asset Holdings III, L.P.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.


[Notary Seal]  Ezell Hartman Underdown,           Ezell Hartman Underdown
State of Ohio  Attorney At Law                    ------------------------------
                                                  Notary Public
               Notary Public, State of Ohio
                    My commission has
                    no expiration date
                    Section 147.03 R.C.

STATE OF  Indiana            )
        ---------------      ) SS.
COUNTY OF   Marion           )
         --------------


         On this day of March, 2000, before me, a Notary Public in and for said county and state, personally appeared William T. Stackhouse, the Chief Financial Officer of ADESA Corporation, an Indiana corporation, who acknowledged that with due authorization, he did sign said instrument for and on behalf of ADESA Corporation and that the same is his free act and deed individually as such officer, and the free act and deed of ADESA Corporation.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.

                                                         Denise L. McAtee
                                                  ------------------------------
                                                  Notary Public

                                                          [Notary Seal]
                                   							              State of Indiana
                                                        DENISE L. MC ATEE
                                                  NOTARY PUBLIC STATE OF INDIANA
                                                          MARION COUNTY
                                                  MY COMMISSION EXP APR. 9, 2001

                                   APPENDIX I
                                       TO
                            PARTICIPATION AGREEMENT,
                   LEASE AGREEMENT AND REIMBURSEMENT AGREEMENT
                   -------------------------------------------

                         DEFINITIONS AND INTERPRETATION

                               [See separate text]

                                   APPENDIX II

                                   SCHEDULE 1
                                   ----------

                        DESCRIPTION OF CHARLOTTE PROPERTY
                        ---------------------------------

I.       Legal Description of Charlotte Parcel:  See Attached
         -------------------------------------

II.      Improvements:
         ------------

         Any and all buildings, structures, replacements, furnishings, fixtures, fittings and other improvements and property of every kind and character now or hereafter located or erected on the Land, together with all buildings or construction materials, equipment, appliances, machinery, plant equipment, fittings, apparatus, fixtures and other articles of any kind or nature whatsoever now or hereafter found on, affixed to or attached to the Land, including (without limitation) all motors, boilers, engines and devices for the operation of pumps, and all heating, electrical, lighting, power, plumbing, air conditioning, refrigeration and ventilation equipment (but in all the above cases excluding trade fixtures and any personal property owned by the Lessee).

                                    EXHIBIT A

BEGINNING at a point in the center line of Westinghouse Boulevard, said point being located N. 88-48-30 W. 565.00 feet from the center line of a culvert over Steele Creek, and runs thence with the center line of a 60.00 foot road S. 4-53-10 E. 2340.80 feet to a point in the center line of said road; thence S. 85-06-50 W. passing an iron at 30.00 feet a total distance of 1024.21 feet to an iron in the center line of Southern Railroad Lead Tract; thence with the center line of said lead track N. 4-53-10 W. 2449.85 feet to a point in the center line of Westinghouse Boulevard; thence with the center line of Westinghouse Boulevard
S. 88-48-30 E. 1030.00 feet to the point of BEGINNING, and containing 56.320 acres, more or less.

                                   APPENDIX II

                                   SCHEDULE 2
                                   ----------

                       DESCRIPTION OF FRAMINGHAM PROPERTY
                       ----------------------------------

I.       Legal Description of Framingham Parcel:  See Attached
         ---------------------------------------

II.      Improvements:
         ------------

         Any and all buildings, structures, replacements, furnishings, fixtures, fittings and other improvements and property of every kind and character now or hereafter located or erected on the Land, together with all buildings or construction materials, equipment, appliances, machinery, plant equipment, fittings, apparatus, fixtures and other articles of any kind or nature whatsoever now or hereafter found on, affixed to or attached to the Land, including (without limitation) all motors, boilers, engines and devices for the operation of pumps, and all heating, electrical, lighting, power, plumbing, air conditioning, refrigeration and ventilation equipment (but in all the above cases excluding trade fixtures and any personal property owned by the Lessee).

                                    EXHIBIT A
                                    ---------

PARCEL I
--------

                                      Lot 1


A certain parcel of registered and unregistered land located on Western Avenue and Loring Drive in the Towns of Framingham and Sherborn, County of Middlesex, Commonwealth of Massachusetts and shown on a plan entitled "Plan of Land in Framingham and Sherborn, MA." Prepared for General Motors Corporation by Schofield Brothers of New England, Inc.; dated August 31, 1994; Scale 1" = 150'; Revised September 7, 1994 and September 16, 1994. Said parcel of land being bounded and described as follows:

Beginning at a point at the Southeast corner of the parcel at the Northeast corner of Lot 3 as shown on above referenced plan on Western Avenue in Sherborn; thence

N  75 degs. 57'   59"    W      a distance of 64.34 feet to a point; thence

N  66 degs. 50'   13"    W      a distance of 770.87 feet to a point; thence

N  06 degs. 04'   17"    E      a distance of 105.00 feet to a point; thence

N  15 degs. 47'   59"    W      a distance of 140.00 feet to a point; thence

N  33 degs. 10'   01"    E      a distance of 250.00 feet crossing the town line
                                into Framingham to a point; thence

N  70 degs. 50'   52"    W      a distance of 179.19 feet to a point; thence

N  64 degs. 27'   04"    W      a distance of 135.00 feet to a point; thence

N  25 degs. 32'   56"    E      a distance of 135.00 feet to a point; thence

N  03 degs. 54'   40"    W      a distance of 95.56 feet to a point; thence

N  25 degs. 14'   29"    E      a distance of 220.00 feet to a point; thence

N  64 degs. 42'   49"    W      a distance of 567.50 feet to a point of
                                curvature which point is non-tangent; thence

Southwesterly                   by a curve to the left having a radius of 480.00
                                feet, an arc length of 592.88 feet, a central angle of 70 degs. 46' 11", a chord bearing of S 53 degs. 56' 44" W and a chord distance of
                                555.90 feet to a point; thence

S  21 degs. 38'   31"    W      a distance of 330.53 feet to a disk in a
                                concrete bound at land of The Boston & Albany
                                Railroad; the last thirteen courses by other land of General Motors and shown as Lots 2 and 3 on the above referenced plan; thence

N  77 degs. 34'   01"    W      a distance of 100.00 feet to a steel survey
                                marker; thence

                                    EXHIBIT A


N  12 degs. 25'   59"    E      a distance of 934.31 feet to a steel survey
                                marker at land of Consolidated Rail Corporation;
                                the last two courses by land of The Boston &
                                Albany Railroad; thence

Northeasterly                   by a  non-tangent  curve to the  right  having a
                                radius of 237.61 feet, an arc length of 68.81 feet, a central angle of 16 degs. 35' 36", a chord bearing of N 49 degs. 26' 09" E and a chord distance of 68.57 feet to a point;
                                thence

N  57 degs. 43'   57"    E      a distance of 615.03 feet to a point of
                                curvature; thence

Northerly                       by a curve to the left having a radius of 255.28
                                feet, an arc length of 190.62 feet and a central angle of 42 degs. 47' 00" to a point; thence

N  14 degs. 56'   57"    E      a distance of 443.20 feet to a point of
                                curvature; thence

Northerly                       by a curve to the right having a radius of
                                810.54 feet, an arc length of 98.99 feet and a central angle of 06 degs. 59' 50" to a point;
                                thence

N  59 degs. 37'   16"    W      a distance of 518.97 feet to a steel survey
                                marker; thence

N  12 degs. 25'   59"    E      a distance of 455.62 feet to a steel survey
                                marker; thence

S  55 degs. 28'   07"    E      a distance of 244.27 feet to a drill hole in a
                                concrete bound; thence

S  56 degs. 20'   12"    E      a distance of 420.86 feet to a non-tangent point
                                of curvature; thence

Northeasterly                   by a curve to the right having a radius of
                                505.42 feet, an arc length of 55.35 feet, a central angle of 06 degs. 16' 30", a chord bearing of N 48 degs. 17' 36" E and a chord length of 55.32 feet to a point; thence

N  51 degs. 33'   34"    E      a distance of 75.31 feet to a point of
                                curvature; thence

Northeasterly                   by a curve to the left having a radius of 392.32
                                feet, an arc length of 10.15 feet, and a central
                                angle of 01 degs. 28' 58" to a point at land of
                                the Commonwealth of  Massachusetts,  the last
                                twelve courses   by   land  of Consolidated Rail
                                Corporation; thence

S  81 degs. 52'   57"    E      a distance of 119.82 feet to a point; thence

N  53 degs. 37'   03"    E      a distance of 62.50 feet to a point; thence

N  22 degs. 52'   57"    W      a distance of 45.00 feet to a point; thence

                                    EXHIBIT A

N  82 degs. 52'   56"    W      a distance of 85.31 feet to a non-tangent point
                                of curvature at land of Consolidated Rail
                                Corporation. The last four courses by land of Commonwealth of Massachusetts; thence

Northeasterly                   by a curve to the left having a radius of 392.32
                                feet, an arc length of 87.08 feet, a central angle of 12 degs. 43' 03", a chord bearing of N
                                29 degs. 13' 03" E and a chord length of 86.90 feet to a point; thence

N  22 degs. 51'   31"    E      a distance of 598.48 feet to a point at land of
                                Multi Realty Trust, the last two courses by land of Consolidated Rail Corporation; thence

S  48 degs. 25'   08"    E      a distance of 116.42 feet to a disk in a
                                concrete bound; thence

S  02 degs. 50'   05"    W      a distance of 160.04 to a disk in a concrete
                                bound; thence

S  24 degs. 25'   25"    E      a distance of 148.27 feet to a disk in a
                                concrete bound at land of Anchor Motor Freight, Inc., the last three courses by land of the Trustees of Multi Realty Trust; thence

S  25 degs. 48'   37"    E      a distance of 242.98 feet to a point; thence

N  49 degs. 57'   18"    E      a distance of 35.35 feet to a point; thence

S  40 degs. 03'   30"    E      a distance of 100.00 feet to a point at the
                                sideline of Aaron Street, the last three courses by land of Anchor Motor Freight, Inc.; thence

S  49 degs. 56'   30"    W      a distance of 59.17 feet to a railroad spike;
                                thence

S  25 degs. 54'   29"    E      a distance of 37.32 feet to a point at land of
                                Anchor Motor Freight, Inc., the last two courses by Aaron Street; thence

S  25 degs. 28'   39"    W      a distance of 215.86 feet to a point; thence

S  64 degs. 32'   44"    E      a distance of 479.26 feet to a ship spike;
                                thence

S  25 degs. 27'   16"    W      a distance of 319.33 feet to a ship spike;
                                thence

S  70 degs. 24'   29"    E      a distance of 470.55 feet to a ship spike;
                                thence

N  24 degs. 56'   54"    E      a distance of 356.15 feet to a steel survey
                                marker at the sideline of Loring Drive, the last five courses by land of Anchor Motor Freight, Inc.; thence

S  11 degs. 05'   46"    E      a distance of 279.27 feet to a stone bound at a
                                point of curvature; thence

                                    EXHIBIT A

Southwesterly                   by a curve to the right having a radius of
                                970.00 feet, an arc length of 59.82 feet and a central angle of 03 degs. 32' 00" to a point of compound curvature; thence

Southwesterly                   by a curve to the right having a radius of 43.05
                                feet, an arc length of 88.15 feet, and a central angle of 117 degs. 19' 30" to a point; thence

S     19 degs. 45'   44" W      a distance of 75.01 feet to a point of
                                curvature; thence

Southeasterly                   by a curve to the right having a radius of
                                126.92 feet, an arc length of 171.97 feet and a central angle of 77 degs. 38' 04" to a point of compound curvature; thence

Southerly                       by a curve to the right having a radius of
                                970.00 feet, an arc length of 306.55 feet and a central angle of 18 degs. 06' 26" to a disk in a concrete bound; thence

S      25 degs.   30'  14" W    a distance of 1187.14 feet to a point of
                                curvature; thence

Southwesterly                   by a curve  to the left  having  a  radius  of
                                1811.76 feet, an arc length of 145.55 feet and a central angle of 04 degs. 36' 10" to a point on the townline of Framingham and Sherborn, the last eight courses by the sideline of Loring
                                Drive and Western Avenue in Framingham; thence

S      86 degs. 00'  26" E      a distance of 21.15 feet along the town line to
                                a point of curvature; thence;

Southwesterly                   by a curve to the left having a radius of
                                1791.76 feet, an arc length of 96.15 feet and a central angle of 03 degs. 04' 28" to a point thence

S      18 degs. 02'  44" W      a distance of 628.21 feet to the point of
                                beginning,   the  last  three   courses  by  the
                                sideline of Western Avenue.

The above  described  parcel of land  contains  an area of 120.371 acres more or less, according to said plan. There is included within the land described above as Lot 1, the parcel of registered land shown as Lot 5 on Land Court Plan No. 30261C described in Certificate of Title No. 187792.

                                    EXHIBIT A

PARCEL II

     A certain parcel of land situated in the Town of Framingham in the County of Middlesex and the Commonwealth of Massachusetts bounded and described as follows:

     Beginning at a point at the northeasterly corner of the premises on the westerly sideline of Loring Drive at the southeast corner of Parcel 7A; thence

     Southerly and curving to the left along the arc of a curve having  a radius of one thousand thirty feet (1030.00') a length of one hundred ninety-three and twenty-one hundredths feet (193.21) to a point; thence

     S    11 degs. 03' 30" E    a distance of two hundred seventy-seven and
                                ninety-three hundredths feet (277.93) to a point at land now or formerly of General Motors Corp.
                                The previous two courses bounded by the westerly sideline of Loring Drive; thence

     S    24 degs. 56' 54" W    a distance of three hundred fifty-six and forty-
                                seven  hundredths  feet  (356.47)  to  a  point;
                                thence

     N    70 degs. 24' 29" W    a distance of four hundred seventy and fifty-
                                five hundredths feet (470.55) to a point; thence

     N    25 degs. 27' 16" E    a distance of three hundred nineteen and
                                thirty -three hundredths feet (319.33) to a point at lot 8; thence

     N    64 degs. 32' 44" W    a distance of one hundred twenty-three feet
                                (123.00) to a point at lot 7. The previous six courses bounded now or formerly by General
                                Motors Corp.; thence

     N    23 degs. 39' 23" E    a distance of two hundred twenty five feet
                                (225.00) to a point; thence

     N    80 degs. 45' 16" E    a distance of three hundred twenty-seven and
                                twenty-six hundredths feet (327.26) to a point at lot 7A. The previous two courses bounded in part by lot 7 and parcel 7A; thence

     N    69 degs. 40' 10" E    a distance of eight-seven and twenty hundredths
                                feet (87.20) to the point of beginning. The previous course bounded by parcel 7A.


                The above described parcel of land is shown as Parcel 8A on a plan entitled "Plan of Land in Framingham, Mass.", Petitioner: Anchor Motor Freight, Inc., Scale 1" = 60', dated December 21, 1994, by Schofield Brothers of New England, Inc., Professional Engineers and Professional Land Surveyors, which plan is recorded herewith. Parcel 8A contains three hundred twenty thousand six hundred six square feet of land, more or less (320,606 + or -), according to said plan.

                                    EXHIBIT A
                                    ---------

PARCEL II (con't)
-----------------

REGISTERED LAND
---------------

         There is included within Parcel 8A the registered land shown as Lot 8 on a plan entitled "Land Court Plan of Land in Framingham, Mass." Petitioner:
Anchor Motor Freight, Inc., Scale 1" = 60', dated December 21, 1994, by Schofield Brothers of New England, Inc., Professional Engineers and Professional Land Surveyors, which plan has been filed with the Land Court (Plan 30261D). Lot 8 contains 1 acre and 30,554 square feet of land more or less, according to said plan. (Plan recorded with said Deeds in Book 25214, Page 317).

         Together with the non-exclusive appurtenant driveway easement as set forth in the grant of Easement from General Motors Corporation to Asset Holdings III, L.P. dated as of December 21, 1994 and recorded with said Deeds in Book 25074, Page 317.

         Together with easements and reservation as set forth in a deed from Asset Holdings III, L.P. to Sherborn Fire and Rescue Association, Inc. dated April 16, 1997 and recorded with said Deeds in Book 29745, Page 374.

         Excepting and excluding from the foregoing, the parcel conveyed by Asset Holdings III, L.P. to Sherborn Fire and Rescue Association, Inc. by deed dated April 16, 1997 and recorded with said Deeds in Book 29745, Page 374.

                                   APPENDIX II

                                   Schedule 3
                                   ----------

                        DESCRIPTION OF KNOXVILLE PROPERTY
                        ---------------------------------

I.       Legal Description of Knoxville Parcel:  See Attached
         ----------------------------------------------------

II.      Improvements:
         ------------

         Any and all buildings, structures, replacements, furnishings, fixtures, fittings and other improvements and property of every kind and character now or hereafter located or erected on the Land, together with all buildings or construction materials, equipment, appliances, machinery, plant equipment, fittings, apparatus, fixtures and other articles of any kind or nature whatsoever now or hereafter found on, affixed to or attached to the Land, including (without limitation) all motors, boilers, engines and devices for the operation of pumps, and all heating, electrical, lighting, power, plumbing, air conditioning, refrigeration and ventilation equipment (but in all the above cases excluding trade fixtures and any personal property owned by the Lessee).

                                    EXHIBIT A

                              PROPERTY DESCRIPTION

The land referred to in the Commitment is described as follows:

Tract I

Situated in District Five (5) of Loudon County, Tennessee and a tract of land located on the South side of Interstate 75 and the East side of Old Highway 95, and being known and designated as all of Tract I of the Boundary Survey for A.D.E. of Knoxville, Inc. as shown by map of record in Map Cabinet D, Slide 5 in the Register's Office Loudon County, Tennessee and being more particularly described as follows:

COMMENCING at the  intersection of the eastern  right-of-way  of Old Highway 95 and the southern right-of-way of Interstate 75; thence with the southern right-of-way of Interstate 75, North 45 degs. 52 mins. 59 sec. East, 1756.30 feet to a point corner to Tract II, A.D.E. of Knoxville, Incorporated, said point being the point of BEGINNING; thence with Tract II, A.D.E. of Knoxville, Incorporated, South 44 degs. 07 mins, 01 secs. East, 1428.06 feet to a point in the line of Eldridge; thence with Eldridge the following bearings and distances:
South 51 degs. 55 mins. 49 secs. West, 301.48 feet to an existing iron pin; South 51 degs. 40 mins. 10 secs. west, 198.82 feet to a new iron pin with cap;
South 53 degs. 03 mins. 35 secs. West, 138.46 feet to a new iron pin with cap; South 52 degs. 26 mins. 31 secs. West, 658.42 feet to an existing iron pin;
South 52 degs.  48 mins.  04 secs.  West,  444.63 feet to an existing  iron pin;
South 49 degs. 46 mins. 10 secs. West, 282.32 feet to an existing iron pin; North 09 degs. 01 mins. 07 secs. West, 25.55 feet to a new iron pin with cap;
South 85 degs. 34 mins. 26 secs. West, 118.00 feet to a new iron cap; thence continuing with Eldridge and with a curve to the left having a radius of 30.00 feet, and bearing a chord of South 35 degs. 21 mins. 14 secs. West, 46.17 feet to a new iron pin with cap at the eastern right-of-way of Northview Drive; thence with the eastern right-of-way of Northview Drive, North 14 degs. 44 mins. 51 secs. West, 114.87 feet to a new iron pin with cap corner to Shelton; thence with Shelton the following bearings and distances: North 85 degs. 34 mins 26 secs. East, 161.89 feet to an existing axle corner; North 11 degs. 13 mins. 07 secs. West, 144.49 feet to an existing iron pin; North 11 degs. 19 mins. 04 secs.  West,  106.69 feet to an existing  iron pin;  North 12 degs.  56 mins. 54 secs.  West,  259.80 feet to an existing  iron pin;  North 15 degs.  43 mins. 03 secs. West, 103.02 feet to an existing iron pin; South 86 degs. 37 mins. 50 secs. West, 469.78 feet to a new iron pin with cap at the eastern right-of-way of Old Highway 95; thence with the eastern right-of-way of Old Highway 95, North 05 degs. 57 mins. 00 secs. West, 138.96 feet to a new iron pin with cap corner to Isbell; thence with Isbell the following bearings and distances: North 82 degs. 22 mins. 11 secs. East 165.75 feet to a new iron pin with cap; North 82 degs. 54 mins. 57 secs. East, 172.18 feet to a new iron pin with cap; North 03 degs. 05 mins. 50 secs. West, 85.36 feet to an existing angle iron; North 60 degs. 16 mins. 55 secs. West, 46.92 feet to an existing iron pin corner to Murray; thence with Murray, North 11 degs. 03 mins. 17 secs. East, 255.33 feet to a new iron pin with cap; thence continuing with Murray, North 13 degs. 17 mins. 15 secs. West, 155.67 feet to an existing 6 inch square concrete monument at the southern right-of-way line of Interstate 75; thence with the southern right of way of Interstate 75, North 45 degs. 52 mins. 59 secs. East, 1300.00 feet to the point of BEGINNING.


TRACT II

A sanitary sewer easement for the purpose of constructing and maintaining a sewer line (the "Sewer

Line") over and through the remaining property of Grantor, which is located on the East side of Trace I described above, and which easement is more particularly described as follows:

BEING situated in District Five (5) Loudon County, Tennessee and being a certain strip of lane, fifteen (15) feet in width, seven and one half (7.5) feet each side of the centerline of the Sewer Line as installed.

THE property being referred to below as the "Easement Property."

However, the conveyance of this sanitary sewer easement is subject to the following conditions and limitations:

1. This conveyance is not intended to convey an exclusive right to Grantee to use the Easement Property or the Sewer Line; Grantor reserves the right to use the Easement property and the Sewer Line for itself, its successors and assigns, provided that its use of the Sewer Line and Easement Property do not interfere with Grantees right to use the same.

2. Grantor, its successors and assigns, shall have the right to build over Easement Property at their sole risk, provided, however, if it becomes necessary for Grantee to enter such improvements in order to repair or maintain the Sewer Line, Grantee may do so without incurring any liability to Grantor, their successors or assigns, for damages to such improvements caused by the performance of said repair or maintenance work, all of which damages are hereby expressly waived, except as provided in paragraph 3 below.

3. All dirt, paving and curbing or broken in the construction, repair or maintenance of the Sewer Line shall be replaced and levelled in as reasonably good condition as before such construction, repair or maintenance by Grantee. Grantee also agrees to protect all existing utilities lying with in the above described easement.

The above descriptions are from previous deed of record and map of record in Map Cabinet D, Slide 5 in the Register's Office Loudon County, Tennessee, no boundary survey having been made at the time of this conveyance.

Being the same property conveyed to Grantors by deed of record in Deed Book 216, Page 729 in the Register's Office Loudon County, Tennessee.

This conveyance is made subject to applicable restrictions, building setback line, existing easements and to all conditions as shown on the recorded map.

                                  APPENDIX III
                             SCHEDULE OF BASIC RENT
                             ----------------------

         (i) The installment of Facility Rent due on each Rent Payment Date shall equal the Contribution Return accrued with respect to the Contribution at the Contribution Return Rate, calculated, in the case of the first Rent Payment Date, from and including the Closing Date to and including the first Rent Payment Date, and in the case of all subsequent Rent Payment Dates, from and including the immediately preceding Interest Payment Date to and including the Rent Payment Date in question.

         (ii) On the Lease Termination Date, the installment of Basic Rent due shall be in the amount set forth opposite clause (a) or (b), below, as applicable:

         (a)  If (i) the Lessee shall have exercised the Remarketing Option,
              (ii) all the Remarketing Conditions shall have been satisfied in full, AND (iii) the Lessee's rights under Section 15.6 of the Lease shall have not been terminated pursuant to

              Section 15.6 of the Lease...........the Recourse Deficiency Amount

         (b)  In all other circumstances.......................the Lease Balance

         (iii) If the installment of Basic Rent set forth in paragraph (ii) above shall not be paid when due, the amounts due and unpaid shall bear interest at the Overdue Rate until paid in full.



                                     III-1